                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                             NORD PACIFIC LIMITED
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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

                                         LOGO              NORD PACIFIC LIMITED
                                                               22 Church Street
                                                                 Hamilton HM 11
                                                                        Bermuda
                                                                        4/30/98
                                                                        4:30 PM

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 25, 1998

To the Shareholders of
   NORD PACIFIC LIMITED:

     Notice is hereby given that the annual and special meeting of the shareholders of Nord Pacific Limited (the "Corporation") will be held at the Marriott Marquis, 1535 Broadway, New York, New York on June 25, 1998 at 2:30 p.m. (E.D.T.) for the following purposes:

            1. To receive the Corporation's financial statements for the financial year ended December 31, 1997 and the auditor's report thereon (a copy of which is enclosed herewith).

            2.   To elect eight directors of the Corporation.

            3. To consider and if thought fit, to pass, resolutions approving the continuation of the Corporation into New Brunswick, Canada as if it had been incorporated under the laws of that jurisdiction and approving the discontinuance of the Corporation in Bermuda.

            4. To consider and act upon a proposal to approve Share Options granted to directors, officers and consultants of the Corporation.

            5. To ratify the appointment of independent auditors and authorize the Board to set their compensation.

            6. To act upon such other matters as may properly come before the meeting or any adjournment thereof.

          The close of business on May 1, 1998 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the annual and special meeting and any adjournment thereof.

     YOUR PROXY IS IMPORTANT TO ASSURE A QUORUM AT THE MEETING. WHETHER OR NOT YOU EXPECT TO BE PRESENT, YOU ARE REQUESTED TO MARK, DATE, SIGN AND MAIL THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE WHICH HAS BEEN PROVIDED FOR THAT PURPOSE. THE PROXY MAY BE REVOKED BY YOU AT ANY TIME BEFORE IT IS EXERCISED, AND THE GIVING OF YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING. A REPORTING PACKAGE IN ACCORDANCE WITH NATIONAL
POLICY NO. 31 WITH RESPECT TO THE CORPORATION'S CHANGE OF AUDITORS IS
ENCLOSED HEREWITH.

                                       By the Order of the
                                       Board of Directors,


                                       Ray W. Jenner
                                       Secretary
May 25, 1998

                              NORD PACIFIC LIMITED
                                22 Church Street
                                  Hamilton HM 11
                                     Bermuda


MANAGEMENT INFORMATION CIRCULAR
For the Annual and Special Meeting of Shareholders
June 25, 1998

GENERAL INFORMATION

     This management information circular (the "Management Information Circular") is furnished in connection with the solicitation by the Corporation's Board of Directors (the "Board") of proxies in the accompanying form for the annual and special meeting (the "Meeting") of shareholders of Nord Pacific Limited (the "Corporation"), to be held at the time and place and for the purpose set forth in the enclosed notice of Meeting. All references in this Management Information Circular to the Meeting include the Meeting and any adjournment thereof. The persons named in the enclosed form of proxy are directors and/or directors and/or officers of the Corporation.
A SHAREHOLDER DESIRING TO APPOINT SOME OTHER PERSON WHO NEED NOT BE A SHAREHOLDER, TO REPRESENT HIM AT THE MEETING, MAY DO SO BY INSERTING SUCH PERSON'S NAME IN THE BLANK SPACE PROVIDED IN THE ENCLOSED FORM OF PROXY OR BY COMPLETING ANOTHER PROPER FORM OF PROXY AND IN EITHER CASE, DEPOSITING THE COMPLETED PROXY AT THE REGISTERED OFFICE OF THE CORPORATION OR THE CORPORATION'S TRANSFER AGENT INDICATED ON THE ENCLOSED ENVELOPE NOT LATER THAN THE CLOSE OF BUSINESS ON THE SECOND BUSINESS DAY PRECEDING THE DAY OF THE MEETING (EXCLUSIVE OF SATURDAYS, SUNDAYS AND HOLIDAYS).

     Shares cannot be voted at the Meeting unless the holder is present in person or represented by proxy. All shares represented by properly executed proxies received by the Board pursuant to this solicitation will be voted in accordance with the shareholder's directions specified on the proxy. If no directions have been specified by marking the appropriate squares on the accompanying proxy card, the shares will be voted in accordance with the Board's recommendations. A shareholder signing and returning the accompanying proxy has the power to revoke it at any time prior to its exercise by delivering to the Corporation a later dated proxy or by giving notice to the Corporation in writing or in open meeting, but without affecting any vote previously taken.

     It is expected that the solicitation of proxies will be primarily by mail, but proxies may also be solicited personally or by telephone by employees, officers or directors of the Corporation.

     The persons named in the enclosed form of proxy will vote the shares in respect of which they are appointed in accordance with the direction of the shareholders appointing them. IN THE ABSENCE OF SUCH DIRECTION, SUCH SHARES WILL BE VOTED IN FAVOR OF THE PASSING OF ALL THE RESOLUTIONS DESCRIBED BELOW. THE ENCLOSED FORM OF PROXY CONFERS DISCRETIONARY AUTHORITY UPON THE PERSONS NAMED THEREIN WITH RESPECT TO AMENDMENTS OR VARIATIONS TO MATTERS IDENTIFIED IN THE NOTICE OF MEETING AND WITH RESPECT TO OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING. At the time of printing this Management Information Circular, management knows of no such amendments, variations or other matters to come before the Meeting. However, if any other matters which are not now known to management should properly come before the Meeting, the proxy will be voted on such matters in accordance with the best judgment of the named proxyholders.

     All information regarding shares of common stock (the "Common Shares") of the Corporation, including number of shares and dollars per share, reflect the one-for-five reverse stock split effected on March 10, 1997. Unless otherwise indicated all references herein to "dollars" or "$" are to United States dollars.

     As of the record date, May 1, 1998, there were issued and outstanding 12,925,203 Common Shares of the Corporation. Only shareholders of record at the close of business on the record date are entitled to vote at the Meeting. Except as indicated above, each Common Share is entitled to one vote and cumulative voting is not permitted. A list of shareholders of record entitled to vote at the Meeting will be available at the Meeting for examination by any shareholder for any purpose germane to the Meeting.

     The holders of a majority of the Corporation's outstanding Common Shares, present in person or represented by proxy are entitled to vote and constitute a quorum for the transaction of all business at the Meeting. Automated systems administered by the Corporation's transfer agent tabulate the votes. An affirmative vote of a majority of the Common Shares present and voting at the Meeting is required for the election of directors and for the transaction of all other business except that an affirmative vote of 75% of the Common Shares present and voting at the Meeting is required for the continuation of the Corporation under the laws of the Province of New Brunswick, and the discontinuance of the Corporation and an affirmative vote of the majority of the non-insider Common Shares present and voting at the Meeting is required for the proposal to approve share options.

     Beginning on or about May 25, 1998, copies of this Management Information Circular, the accompanying proxy card and the Corporation's Annual Report to shareholders for 1997 will be mailed to all shareholders entitled to receive notice of, and to vote at, the Meeting.

                             PRINCIPAL SHAREHOLDERS

      As at May 1, 1998, 12,925,203 Common Shares of the Corporation were issued and outstanding. Each Common Share entitles the holder thereof to one vote on all matters to be acted upon at the Meeting. All holders of Common Shares of record as of the time of the Meeting are entitled either to attend and vote thereat in person the respective Common Shares held by them or, provided a completed and executed proxy shall have been delivered to the registered office of the Corporation or its transfer agent within the time specified in the attached notice of Meeting, to attend and vote thereat by proxy the respective Common Shares held by them.

     The following table sets forth the only entity or person known by the Board to be the beneficial owner of more than 5% of the outstanding Common Shares of the Corporation as of May 1, 1998.

                                                   COMMON SHARES BENEFICIALLY
                                                    OWNED AS OF MAY 1, 1998
                                                  -----------------------------

NAME AND ADDRESS OF BENEFICIAL OWNER                 NUMBER    PERCENT OF CLASS
------------------------------------              ------------ ----------------
Nord Resources Corporation                        3,697,561(1)       28.6%
201 Third Street, NW - Suite 1750
Albuquerque, New Mexico 87102
------------------------------------

(1) On April 2, 1990, Nord Resources Corporation ("Nord Resources") received 1,915,200 Common Shares in connection with an Exchange Offer (as defined below). Subsequent to April 2, 1990, and up to April 1, 1993, Nord Resources purchased in market transactions on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") a total of 142,476 Common Shares at an average purchase price of $4.10 per share. On September 3, 1993 Nord
       Resources converted $2.5 million of debt owed it by the Corporation into 592,592 Common Shares at the then prevailing market price. On February 15, 1994, Nord Resources received 697,744 additional Common Shares in exchange for converting an additional $2.9 million of debt owed it by the Corporation. In July 1997, Nord Resources converted
       $1.7 million of debt into 349,549 Common Shares. In April 1990, the Corporation issued Common Shares to Nord Australex Limited Partnership and Hicor Mineral Exploration Series-I in exchange for all of their respective assets and liabilities (the "Exchange Offer"). Nord
       Resources was the general partner of each partnership.

                                     ITEM 1

                             ELECTION OF DIRECTORS

     Eight directors are to be elected to hold office until the next annual meeting of shareholders or until their successors are elected or appointed and qualified. The Board has nominated for election as directors the eight persons named below, seven of whom presently serve as members of the Board. The shares represented by the proxy, unless the giver of the proxy indicates otherwise, will be voted at the Meeting in favor of the election of the nominees named below.

     Each of the nominees named below is, at present, available for election. If any such nominees should for any reason become unavailable for election, proxies in the accompanying form will be voted for a substitute nominee designated by the Board. There are no family relationships among any nominees or directors or among them and any officer of the Corporation or any of its subsidiaries.

     Set forth below is certain information for each nominee for election as director and each executive officer named in the Summary Compensation Table.

     The statement as to the Common Shares of the Corporation beneficially owned or over which control or direction is exercised by the nominees for election as directors hereinafter named is in each instance based upon information furnished by the person concerned.

                                                 COMMON SHARES BENEFICIALLY
NOMINEES FOR                         DIRECTOR     OWNED AS OF MAY 1,1998(1)
ELECTION AS DIRECTORS         AGE    SINCE        NUMBER      PERCENT OF CLASS
---------------------         ---    --------  -------------  ----------------
Edgar F. Cruft(9)             65     1988      4,261,561(2)        32.0%
W. Pierce Carson              55     1988      4,255,561(3)        32.0%
Ray W. Jenner                 46     1998         --               *
Terence H. Lang(10)           61     1988      3,873,561(4)        29.6%
Leonard Lichter(10)           70     1988      3,863,461(4)        29.6%
Michel J. Drew(9)(10)         62     1988        111,202(5)        *
Lucile Lansing                69     1990        113,200(5)        *
John B. Roberts               62     1994         84,200(6)        *

OTHER NAMED EXECUTIVE OFFICERS
------------------------------
                                     OFFICER
NAME                          AGE    SINCE        NUMBER      PERCENT OF CLASS
----                          ---    -------   ------------   ----------------
Mark R. Welch                 59     1990        180,600(7)        39.1%


ALL NAMED EXECUTIVE OFFICERS
AND DIRECTORS AS A GROUP

(9 persons)                   --     --        5,449,063(8)        39.1%
----------------------------------------------------

*    Represents less than 1% of the shares outstanding.

(1) Ownership includes sole voting and investment power except as otherwise noted. When applicable, the number of shares beneficially owned includes the number of unissued shares which the listed person has the right to acquire within 60 days after May 1, 1998. In determining the number of shares outstanding for computing the percent of class owned by the listed person, the number of shares outstanding of the Corporation has been increased by the number of unissued shares which the listed person has the right to acquire from the Corporation within 60 days after May 1, 1998.

(2) Includes options to purchase 72,000 shares under the 1991 Stock Option Plan, options to purchase 60,000 shares under the 1995 Stock Option Plan and non-plan options to purchase 264,000 shares. Also includes 3,697,561 Common Shares owned by Nord Resources, of which Dr. Cruft is Chairman.

(3) Includes options to purchase 72,000 shares under the 1991 Stock Option Plan, options to purchase 60,000 shares under the 1995 Stock Option Plan and non-plan options to purchase 254,000 shares. Also includes 3,697,561 Common Shares owned by Nord Resources, of which Dr. Carson is Chief Executive Officer and a director.

(4) Includes options to purchase 12,000 shares under the 1991 Stock Option Plan for Mr. Lang and Mr. Lichter, non-plan options to purchase 100,000 and 75,200 shares for Mr. Lang and Mr. Lichter, respectively and options to purchase 40,000 shares for Mr. Lang and 24,000 shares for Mr. Lichter under the 1995 Stock Option Plan. Also includes 3,697,561 Common Shares owned by Nord Resources, of which Mr. Lang and Mr. Lichter are directors. As to Mr. Lang, also includes 6,000 Common Shares owned by his wife for which he disclaims beneficial ownership.

(5) Includes options to purchase 12,000 shares under the Corporation's 1991 Stock Option Plan, options to purchase 24,000 shares under the 1995 Stock Option Plan, and non-plan options to purchase 75,200 shares.

(6) Also includes options to purchase 12,000 shares under the Corporation's 1991 Stock Option Plans and options to purchase 24,000 shares under the 1995 Stock Option Plan and non-plan options to purchase 47,200 shares.

(7) Includes options to purchase 12,000 shares under the 1989 Stock Option Plan and options to purchase 98,200 shares under the Corporation's 1991 Stock Option Plan and options to purchase 57,600 shares under the 1995 Stock Option Plan.

(8) Includes options to purchase 1,829,800 shares. Also includes 3,697,561 Common Shares owned by Nord Resources of which Messrs. Cruft, Carson, Lang and Lichter are directors and Dr. Cruft and Dr. Carson are executive officers.

(9)  Member of the Compensation Committee.

(10) Member of the Audit Committee.
---------------------------------------------

     Dr. Cruft is the Chairman of the Corporation and from 1988-1997 was Chairman and Chief Executive Officer. He is also a founder of Nord Resources and served as its Chairman, President, Chief Executive Officer and a director from its inception in 1968 to his retirement as President and Chief Executive Officer in 1997. He is still Chairman and a director of Nord Resources. He holds a Bachelors Degree in Geology from Durham University, England and a Ph.D. in Geochemistry from McMaster University, Canada.

     Dr. Carson is the President and Chief Executive Officer and a director of the Corporation and Nord Resources. He was previously Senior Vice President of Exploration for Nord Resources and has 30 years experience in the mining industry. Dr. Carson holds a Bachelors Degree in Geology from Princeton University and a Ph.D. in Economic and Structural Geology from Stanford University. Dr. Carson has been a director of Nord Resources since January 1994 and President and Chief Executive Officer since 1997.

      Mr. Jenner is the Chief Financial Officer of the Corporation and Nord Resources. He has 24 years experience in domestic and international financial environments, and for the past 14 years was with Echo Bay Mines and since 1986 was Vice President and Treasurer of Echo Bay where he was involved in raising equity and securing debt financing both in Canada and the U.S. Prior to Echo Bay, he spent ten years with Price Waterhouse in Canada, Australia and Indonesia. He is a chartered accountant who holds a Bachelor of Commerce Degree in Management Science and a Bachelor of Science Degree in Physics and Mathematics.

     Mr. Lang is a director and was until his retirement in 1997, Vice President and the Treasurer of the Corporation. From 1978 until his retirement in 1997, Mr. Lang was also Senior Vice President - Finance and Treasurer of Nord Resources. He was and is still a director of Nord Resources.

     Mr. Lichter is a director of the Corporation and has been so since its inception. He is an attorney and a Certified Public Accountant and since 1971 has been a principal in the law firm of Spitzer & Feldman P.C., New York, New York, which is counsel to the Corporation. He is also a director of Nord Resources.

     Mr. Drew, a director of the Corporation since its inception, is President and a majority stockholder of International Services Limited, a management services company based in Bermuda which provides services to the Corporation. He is a director of Old Mutual South Africa Trust and Old Mutual Equity Growth Assets South Africa Fund. He is a member of the Institutes of Chartered Accountants of Canada, Ontario and Bermuda and of the executive committee of the International Companies Division of the Bermuda Chamber of Commerce. The executive offices of the Corporation are located at the offices of International Services Limited.

     Ms. Lansing, a director of the Corporation since May 1990, is, and has been since 1979, President of Lansing Financial Group, Inc., the general partner of a venture capital fund and also a registered securities principal which provides general administrative services to registered representatives. She is also Chief Executive Officer of Ceracon, Inc., a technology company and a director of Octus, Inc. of San Diego, California.

     Mr. Roberts became a director of the Corporation in January 1994. He has over 41 years of mining related experience and was Chairman of Australian Resources Limited from August 1993 to February 1997 and is currently a director. Australian Resources Limited is a public company producing gold and copper in Australia. He is also chairman of Ballarat Goldfields N.L., a public company developing gold resources in Australia. Mr. Roberts was previously Managing Director of Homestake Gold of Australia Limited, which he served in various capacities in Australia and the United States. He holds a Bachelor of Science degree in Geology from University of Adelaide, South Australia and is a Fellow of the Australasian Institute of Mining and Metallurgy, among other professional association memberships.

                   INFORMATION CONCERNING THE BOARD OF DIRECTORS

     Directors who are not otherwise employed by the Corporation receive $1,000 per calendar quarter and $500 for attending each in-person meeting of the Board. Mr. Lichter does not receive any fees for his membership on the Board. Mr. Lichter bills his time through Spitzer & Feldman P.C., of which he is a principal, and which is counsel to the Corporation. Mr. Drew is employed by International Services Limited, which receives payment under contract from the Corporation for corporate services, including his time as a director, therefore he does not receive fees for his membership on the Board. Mr. Roberts, in addition to his Board fees, receives a fee as a consultant to the Corporation.

     During fiscal 1997 the Board held nine meetings. All Board members attended at least 75% of the Board meetings and Committee meetings.

    The Board has a Compensation Committee composed of Dr. Cruft and Mr. Drew and an Audit Committee composed of Mr. Lichter, Mr. Drew, and Mr. Lang. The Audit Committee meets independently with representatives of the Corporation's independent accountants and with representatives of senior management. The Audit Committee reviews the general scope of the Corporation's annual audit, the fee charged by the independent accountants and other matters relating to internal control systems. In addition, the Audit Committee is responsible for recommending the engagement or discharge of the Corporation's independent accountants. The Compensation Committee is responsible for approving and reporting to the Board on the annual compensation for all officers, including salary and stock options. The Compensation Committee also is responsible for granting stock options and other awards to be made under the Corporation's existing compensation and bonus plans. The Compensation Committee did not meet during 1997 and matters of compensation and the granting of stock options were addressed by the full Board. The Audit Committee met once during the year to review the audited financial statements for 1996. The Corporation does not have a nominating committee.

              SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Corporation's directors, executive officers and beneficial holders of more than 10% of the Corporation's Common shares to file with the United States Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of Common Shares of the Corporation. Based solely upon the Corporation's review of copies of forms it receives from executive officers, directors and beneficial holders owning more than 10% of the outstanding Common Shares of the Corporation and on written representations from certain of such persons, the Corporation believes that during the fiscal year ended December 31, 1997 all filing requirements under Section 16(a) of the Exchange Act were made by such persons on a timely basis.

                              OTHER EXECUTIVE OFFICERS

     Mark Welch, 58, was appointed Vice President-Development of the Corporation in February 1990. Mr. Welch was Chief Engineer of Ranchers Exploration and Development Corporation from 1974-1984 where he had major responsibility for development and operation of various gold, silver, copper, uranium and industrial minerals projects. From 1984 to 1990 he was Vice
President of Western Resources Corporation, a minerals company.   He holds
the degree of B.S. Mining Engineering from Washington State University.

                  CERTAIN TRANSACTIONS WITH MANAGEMENT AND OTHERS

     In 1997, 1996 and 1995, Nord Resources provided certain services to the Corporation under a management agreement. Nord Resources was reimbursed for all direct expenses and its overhead associated with the operations of the Corporation at approximately $7,000 per month as per the management agreement. Management believes that the costs that would have been incurred had the Corporation obtained such services on a stand-alone basis would have approximated the amounts paid to Nord Resources. Total amounts paid to Nord Resources were $566,000, $399,000 and $221,000 for the years ended December 31, 1997, 1996, and 1995 respectively. In December 1997, Nord Resources closed its office in Dayton, Ohio and moved its administrative functions to Albuquerque, New Mexico. The Corporation currently shares office space, administrative personnel and expenses with Nord Resources on a 50/50 basis.

     In October 1996, Nord Resources agreed to make available to the Corporation, at Nord Resources' discretion, an operating loan payable on demand and bearing interest at prime rate plus 1%. At December 31, 1996, the Corporation owed Nord Resources advances of $947,000. During 1997, Nord Resources advanced the Corporation an additional $2,800,745, net of repayments, bringing the total indebtedness to $3,747,745. In July and August 1997, the Corporation repaid $2,000,000 of the amount outstanding. Concurrent with the closing of the Corporation's Canadian offering on July 3, 1997, Nord Resources, which previously owned 35% of the outstanding Common Shares of the Corporation, converted the remainder of the amount outstanding into 349,549 Units consisting of one Common Share and one half of one purchase warrant at $5.00 per Unit.

     The Corporation has retained International Services Limited, a Bermuda entity of which Michel J. Drew, a director, is a principal shareholder, to maintain the executive offices of the Corporation in Bermuda and to render additional services that may be required in Bermuda. The minimum annual fee for such services is $6,000 and additional fees may be payable based on the time expended with respect to such required services. In the fiscal year ended December 31, 1997 the Corporation paid International Services Limited $15,942 for such fees and services.

     Spitzer & Feldman P.C., of which Mr. Lichter is a principal, performs certain legal services for the Corporation. The Corporation paid $230,669 to Spitzer & Feldman P.C. for these services for the year ended December 31, 1997.

     In February 1994, the Corporation entered into a consulting agreement with John Roberts for approximately $14,000 per year for twenty-four days of consulting per year. The agreement may be terminated at any time by notice from either party. This agreement was in effect in 1997.

     Any future transactions with officers, directors or their affiliates will be on terms at least as favorable as those available from unaffiliated parties.

                          EXECUTIVE OFFICERS COMPENSATION

     Summary Compensation Table

     The following table sets forth compensation earned in fiscal years ended December 31, 1997, 1996 and 1995 by (hereinafter collectively the "Named Executive Officers") (i) the Chief Executive Officer of the Corporation and
(ii) the Corporation's other most highly compensated executive officers, whose aggregate salary and dollar value of bonus for the fiscal year ended December 31, 1997 exceeded $100,000. Specific aspects of the compensation of the named Executive Officers are shown in the subsequent tables.

                                                                             LONG TERM COMPENSATION
                                ANNUAL COMPENSATION                         -----------------------
                         ---------------------------------                            AWARDS
                                                                            -----------------------
                                                                  OTHER             SHARE
NAME & PRINCIPAL                       SALARY        BONUS     COMPENSATION        OPTIONS
POSITION                 YEAR            ($)          ($)          ($)               (#)
----------------         ----          -------       -----     ------------      ----------
Edgar F. Cruft           1997          112,904        --          20,760(1)       50,000
Chairman                 1996          166,810        --          20,760(1)       48,000(2)
                         1995          158,840        --          20,760(1)       60,000(5)

W. Pierce Carson         1997          213,080        --          70,775(3)      100,000(7)
President & CEO          1996          230,475        --          79,408(3)       48,000(2)
                         1995          218,705        --          77,302(3)       60,000(5)

Mark R. Welch            1997          153,500      20,000        57,328(3)       30,000(8)
Vice President           1996          125,500        --          61,293(3)       25,600(4)
Development              1995          118,422        --          55,264(3)       32,000(6)


-------------------------------------------------------------------------------
(1)  Represents the Corporation's contribution to Dr. Cruft's 401(k) plan.

(2) Subject to a one year restriction on exercise from February 2, 1996 for 24,000 shares and two years for 24,000 shares.

(3) Includes additional cash compensation of $41,840, $50,300 and $47,600 to Dr. Carson and $40,938, $43,100 and $40,800 to Mr. Welch for 1997, 1996 and
     1995 respectively paid as a living allowance as the Corporation's business requires these officers to spend a significant portion of their time in Australia. Also includes $20,760 to Mr. Carson in 1997, 1996 and 1995 and $17,620 and $16,390 to Mr. Welch in 1997 and 1996 as the Corporation's contribution to each individual's 401(k) plan.

(4) Subject to a one year restriction on exercise from February 2, 1996 for 12,800 shares and two years for 12,800 shares.

(5) Subject to a one year restriction on exercise from January 31, 1995 for 30,000 shares and two years for 30,000 shares.

(6) Subject to a one year restriction on exercise from April 6, 1995 for 16,000 shares and two years for 16,000 shares.

(7) Subject to a one year restriction on exercise from June 1, 1997 on 50,000 shares and two years for 50,000 shares.

(8) Subject to a one year restriction on exercise from May 21, 1997 on 15,000 shares and two years on 15,000 shares.
----------------------------------------

                      STOCK OPTION PLANS AND STOCK BONUS PLAN

     As of May 1, 1998 the Corporation had a 1989 Stock Option Plan (the "1989 Option Plan"), a 1990 Stock Bonus Plan (the "1990 Bonus Plan"), a 1991 Stock Option Plan (the "1991 Option Plan") and a 1995 Stock Option Plan (the "1995 Option Plan"), each of which has been approved by the shareholders of the Corporation. The Corporation has also granted non-plan stock options ("Non-plan Options"). Reference is made to the heading "Item 3 - Proposal To approve Share Options." Each of the plans and the Non-plan Options are administered by the Compensation Committee.

     The 1989 Option Plan, the 1991 Option Plan and the 1995 Option Plan (collectively the "Option Plans") provide for the grant of options to purchase Common Shares to officers and other key employees of the Corporation and its subsidiaries. Directors and officers who are also directors are not permitted to participate in the 1989 Option Plan, however such persons can participate in the 1991 Option Plan and the 1995 Option Plan pursuant to the grant of Formula Options ("Formula Options"), which are limited to 304,000 shares in total for the 1995 Option Plan and 240,000 shares in total for the 1991 Option Plan. Options granted under the Option Plans can be incentive stock options or non-qualified stock options, as defined in the United States Internal Revenue Code of 1986, as amended (the "Code"). For incentive options and Formula Options the purchase price cannot be less than the fair market value of a share on the date of grant. Non-qualified options may be granted at less than fair market value, as determined by the Compensation Committee. The term of options granted under the Option Plans cannot exceed 10 years.

     The 1989 Option Plan provides for the grant of options to purchase up to 160,000 Common Shares. As of May 1, 1998, all options under the 1989 Option Plan had been granted at exercise prices ranging from $1.875 to $4.375 per share.

     The 1991 Option Plan provides for the grant of options to purchase up to 480,000 Common Shares. As of May 1, 1998, all options under the 1991 Option Plan had been granted at exercise prices ranging from $2.54 to $5.25 per share.

     The 1995 Option Plan provides for the grant of options to purchase 600,000 Common Shares. As of May 1, 1998 options to purchase 551,800 shares had been granted of which 800 have been terminated and 49,000 remain available for grant. Options granted to May 1, 1998 under the 1995 Option Plan provide for exercise prices ranging from $2.75 to $5.25 per share.

     The 1990 Bonus Plan provides for the issuance of Common Shares of the Corporation to officers and other key employees (other than officers who are also directors) as incentive bonuses. The Bonus Plan provides for the issuance of up to 80,000 shares. As of May 1, 1998, awards had been made for 76,193 shares, leaving 3,807 shares for future awards.


     At May 1, 1998, Non-plan Options to acquire 1,300,600 Common Shares at exercise prices ranging from $2.75 to $5.6875 have been granted. Non-plan Options to purchase 636,800 shares were issued to non-officer directors at exercise prices ranging from $2.75 to $4.50 per share. Non-plan Options to purchase 419,000 shares were issued to directors who are also officers at prices ranging from $2.75 to $5.6875 per share and Non-plan Options to purchase 244,800 shares have been issued to consultants at prices ranging from $2.75 to $5.25. Shareholder approval was obtained for the grant of 264,000 Non-plan Options and shareholder approval was not required for the balance of the Non-plan Option grants. The Non-plan Options expire in three to ten years from the date of grant and are issued at the market price of the Common Shares at the date of issue.

     The following table shows as to each Named Executive Officer for fiscal 1997 (i) the number of shares with respect to which options were granted by the Corporation (ii) the percentage of total options granted to employees, (iii) the per share exercise price for such options, (iv) the expiration date of the options, and (v) potential realized value of the options.

                               OPTION GRANTS IN 1997

                                     INDIVIDUAL GRANTS
                        ------------------------------------------------------
                                        % OF TOTAL                                  POTENTIAL REALIZABLE VALUE
                        NUMBER OF         OPTIONS                                   AT ASSUMED ANNUAL RATES OF
                        SECURITIES        GRANTED                                  SHARE PRICE APPRECIATION FOR
                        UNDERLYING          TO                                            OPTION TERM(2)
                        OPTIONS          EMPLOYEES    EXERCISE      EXPIRATION     ----------------------------
NAME                    GRANTED          IN 1997(1)    PRICE           DATE            5%               10%
----                    ----------      -----------   --------      ----------         --               ---
Edgar F. Cruft            50,000         16.9%        $ 5.6875       06/01/00        $ 78,568         $173,614

W. Pierce Carson         100,000         33.8%        $ 5.6875       06/01/02        $157,135         $347,228

Mark Welch                30,000         10.1%        $ 5.25         05/21/07        $ 99,051         $251,014

(1)  The Corporation granted options to purchase 296,078 shares in fiscal 1997.

(2) Dollar amounts under these columns are the result of calculations based on assumed annualized rates of stock appreciation of 5% and 10% as prescribed by the SEC. The assumed rates are not intended by the Corporation to forecast possible future appreciation, if any, of its share price, which will be determined by future events and unknown factors.

     The following table presents information concerning options exercised during 1997 and the value of unexercised options at December 31, 1997 for each Named Executive Officer.

                        AGGREGATED OPTION EXERCISES IN 1997
                            AND YEAR-END OPTIONS VALUES

                                                         UNEXERCISED OPTIONS          VALUE OF UNEXERCISED IN THE
                         SECURITIES                              AT                        MONEY OPTIONS AT
                          ACQUIRED        AGGREGATE        DECEMBER 31, 1997              DECEMBER 31, 1997(1)
                            ON              VALUE     ---------------------------     ------------------------------
NAME                      EXERCISE        REALIZED    EXERCISABLE   UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
----                     ----------       ---------   -----------   -------------     ------------    -------------
Edgar F. Cruft              None             -           342,000       24,000           $24,192           $  -0-
W. Pierce Carson            None             -           292,000      124,000           $24,192           $  -0-
Mark R. Welch               None             -           140,000       42,800           $ 4,032           $  -0-

(1) Based upon the closing price of the Corporation's Common Shares on December 31, 1997 of $2.875 per share as quoted on NASDAQ and after giving effect to the 5 for 1 reverse stock split effective March 10, 1997.


                 RETIREMENT AND CHANGE IN CONTROL AGREEMENTS
                         FOR NAMED EXECUTIVE OFFICERS

     The Corporation has a severance agreement with Dr. Carson to pay him two years of his salary and bonuses, if any, should his employment be terminated within two years of acquisition of control of the Corporation by a group other than Nord Resources. In such event, Dr. Carson would also be paid the "spread" or difference between the market price and exercise price of any unexercised stock options he holds at that time. The Corporation has a severance agreement with Mr. Welch to pay six months of salary and bonus, if any, should his employment be terminated within two years of acquisition of control of the Corporation by a group other than Nord Resources. These agreements are intended to insure the establishment and maintenance of a sound and vital management, essential to protecting and enhancing the best interests of the Corporation and its shareholders.

     Prior to joining the Corporation full-time in April 1990, Dr. Carson had a separate retirement agreement with Nord Resources which provided annual payments to Dr. Carson for a period of 15 years commencing at age 62, or on termination of employment, whichever is later (or age 55 in the event the provisions of the agreement with respect to early retirement are satisfied). The payments were based on a percentage of his average annual compensation over his final three years of employment. The percentage is equal to 5% plus 1-1/2% for each year of service that Dr. Carson has with Nord Resources to a maximum of 30 years. At December 31, 1997, Dr. Carson had 17 years of service. The agreement also provided for payment of certain death benefits. The Corporation assumed the agreement and Dr. Carson's years of service under the agreement include the years he was employed by Nord Resources. For the years ended December 31, 1996 and 1995, the Corporation accrued $68,000 and $59,000, respectively, relating to the retirement benefits expected to be paid to Dr. Carson. No such accrual was necessary for the year ended December 31, 1997.

      Effective May 15, 1997 Mr. Welch was added to this retirement plan. At age 65, or on termination of employment, whichever is later, he will become eligible to receive annual payments for a period of 15 years. The payments will be based on a percentage of his average annual compensation over his final three years of employment. The percentage is equal to 5% plus 1 1/2% for each year of service that Mr. Welch has with the Corporation up to a maximum of 30 years. At December 31, 1997, Mr. Welch had seven years of service.

     The following table illustrates the estimated annual retirement benefit that would be payable for 15 years to Dr. Carson and Mr. Welch at specified levels of compensation and years of service to the Corporation. In 1992, however, the agreement was amended to provide that the net present value of Dr. Carson's future retirement benefits at the time of his retirement would be paid to him within three years of his retirement, reduced by his share of the cash value of a certain insurance policy which the Corporation transferred to Dr. Carson in 1992.

                                        YEARS OF SERVICE
                    --------------------------------------------------------
FINAL AVERAGE
COMPENSATION          10           15         20          25           30
--------------      -------     -------     -------    --------     --------
$100,000            $20,000     $27,500     $35,000    $ 42,500     $ 50,000
$125,000            $25,000     $34,375     $43,750    $ 53,125     $ 62,500
$150,000            $30,000     $41,250     $52,500    $ 63,750     $ 75,000
$175,000            $35,000     $48,125     $61,250    $ 74,375     $ 87,500
$200,000            $40,000     $55,000     $70,000    $ 85,000     $100,000
$225,000            $45,000     $61,875     $78,750    $ 95,625     $112,500
$250,000            $50,000     $68,750     $87,500    $106,250     $125,000


                            BOARD COMPENSATION COMMITTEE
                          REPORT ON EXECUTIVE COMPENSATION

PHILOSOPHY

    The Corporation applies a consistent philosophy to compensation for all employees, including senior management. This philosophy is based on the premise that the achievements of the Corporation result from the coordinated efforts of all individuals working toward common objectives. The Corporation strives to achieve those objectives through teamwork that is focused on meeting the periodic goals established by the Corporation and the expectations of shareholders. The compensation program goals are to enable the Corporation to attract, retain and reward key personnel who contribute to the long-term success of the Corporation and to align compensation with business objectives and performance. The Corporation's compensation program for executive officers is based on the same principles applicable to compensation decisions for all employees of the Corporation. Through the grant of stock options, stock bonuses and restricted stock, the Corporation intends to relate compensation to overall corporate performance as reflected in the price of its stock.

COMPENSATION AND PERFORMANCE

    Executive officers are rewarded based upon corporate performance and individual performance. Corporate performance is evaluated by reviewing the extent to which strategic and specific goals are met, including such factors as demonstrating measurable progress in the exploration, development and operation of the Corporation's properties and acquiring new properties for exploration and development. Individual performance is evaluated by reviewing organizational and management development progress and the degree to which the employee has contributed to the success of the Corporation.

    The Corporation applies its compensation philosophy worldwide. The Corporation strives to achieve a balance of the compensation paid to a particular individual and the compensation paid to other executives both inside the Corporation and at comparable companies.

COMPENSATION TO CHAIRMAN AND PRESIDENT

    Matters relating to compensation of executive officers were addressed by the full Board of Directors in fiscal 1997. The Board approved a contribution to the 401(k) plan of $20,760 each for Dr. Cruft and Dr. Carson.

COMPENSATION VEHICLES

    The Corporation has a history of using a program that consists of cash and equity based compensation. Having a compensation program that allows the Corporation to successfully attract and retain key employees permits it to explore and develop mines and to produce its minerals at expected competitive levels of production and costs, to enhance shareholder value, motivate technological innovation, foster teamwork and adequately reward employees. The compensation vehicles are:

    (a) Cash Based Compensation - The Corporation sets base salary for employees by reviewing the aggregate of base salary and annual bonus for competitive positions in the market and by reviewing the employee's historical compensation and the effect of inflation on such compensation.

    (b) Stock Bonus Plan - The Corporation has the 1990 Bonus Plan under which awards of stock are made from time to time for outstanding performance and as an incentive for future performance. Directors and officers who are directors are not eligible for awards under the 1990 Bonus Plan.

    (c) Restricted Stock - Awards of stock can be made under this plan to reward prior service and as an incentive for future service. Recipients of restricted stock awards must continue in the employ of the Corporation for specified periods or the stock is forfeited.

    (d) Stock Option Program - The purpose of this program is to provide additional incentive to employees to work to maximize shareholder value. The option program also utilizes vesting periods to encourage all employees to continue in the employ of the Corporation. The Corporation grants stock options annually to most, and sometimes all, of its employees.

    (e) Deferred Compensation for Senior Executives - The Corporation has entered into a retirement agreement with its President and its Vice President-Development. The agreement provides benefits to these senior executives upon retirement based on several factors, including the number of years of service to the Corporation. The purpose of this retirement agreement is to provide incentive to senior executives to continue to provide services to the Corporation. Deferred compensation may be made available in the future to other senior executives.

    (f) 401(k) Plan - The Corporation provides a retirement and savings plan for its salaried U.S. employees pursuant to Section 401(k) of the Internal
Revenue Code.   Each employee may contribute up to 15% of his or her salary to this plan, to a maximum of $9,500 in 1997 and such employee may defer taxes on that contribution. In 1997 the Corporation made a contribution to the respective 401(k) plans of employees. This plan helps the Corporation to attract and retain employees upon whom the Corporation relies in operating its business.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Compensation Committee:
    Edgar F. Cruft
    Michel J. Drew

    Dr. Cruft is Chairman of the Corporation and a member of the Compensation Committee. Dr. Cruft is also Chairman of Nord Resources, which entity owns approximately 29% of the issued and outstanding Common Shares of the Corporation. Mr. Drew is a principal in International Services Limited, which provides corporate services for the Corporation in Bermuda. International Services Limited was paid $15,942 by the Corporation in 1997 to perform such services.

CORPORATE GOVERNANCE

     The Toronto Stock Exchange (the "TSE") has adopted Corporate Governance Guidelines as set out in section 474 of its company manual and this statement of corporate governance has been prepared with reference thereto. The Corporation's corporate governance framework and procedures are structured such that the Board of Directors explicitly assumes responsibility for the stewardship of the Corporation including review by the Board of the following matters:

-    the Corporation's strategic planning procedures
- the identification and management of the principal risks of the Corporation's business; and
- the integrity of the Corporation's internal control and management information systems.

     The Board takes responsibility for succession and for appointing officers of the Corporation. The Board encourages senior management to participate in personal development activities and supports management's commitment to the training and development of all employees.

     The Board is comprised of eight directors, two of whom, Dr. Carson and Mr. Jenner, are members of management of the Corporation and four of whom, Dr. Cruft, Dr. Carson, Mr. Lang and Mr. Lichter, are also directors of Nord Resources. The other directors are unrelated outside directors.

This representation by unrelated directors is adequate to present a point of view independent of management and to represent the interests of minority shareholders.

     Dr. Carson personally retains responsibility for the monitoring of senior management and for the Corporation's external communications policy. Given Dr. Carson's close involvement in day to day operations of the Corporation, the Board has not considered it necessary to evolve a formal policy on expectations of management.

     The committees of the Board are comprised primarily of unrelated directors and function as follows:

     The Audit Committee meets at least annually and reviews the annual financial statements, matters relating to the securities commissions, investments and transactions that could adversely affect the well being of the Corporation. The Audit Committee also establishes and monitors procedures to resolve conflicts of interest and for reviewing audit and financial matters. Through meetings with external auditors and senior management, the Audit Committee discusses, among other things, the effectiveness of the internal control procedures established for the Corporation.

     The Compensation Committee reviews compensation practices and management succession and recommends the approval of the remuneration of the Corporation's senior executives including the Chief Executive Officer to the Board.

     The Board has not constituted a formal Nominating Committee, comprising the unrelated directors, to be responsible for proposing new nominees to the Board and for assessing directors on an ongoing basis. To date, nominations have been the result of recruitment efforts by the Chairman and have been discussed informally with several directors before being brought to the Board as a whole. The Corporation does not have a formal process of orientation and education for new members of the Board.

     To date, due to the size and nature of the Corporation, the Board has not constituted a committee composed exclusively of outside directors, a majority of whom are unrelated directors to assess the effectiveness of the Board as a whole, the committees of the Board and the contributions of individual directors. In the future, this task may be assigned to the Audit Committee.

     The Board has considered its size with a view to the impact of size upon its effectiveness and has concluded that the number of directors as presently constituted is appropriate for a company of the size and complexity of the Corporation. The Board as presently constituted brings together a mix of skills, background, ages and attitudes that the Board considers appropriate to the stewardship of the Corporation.

     Since June, 1997 the Chairman has been other than an officer of the Corporation.

     The Board has not adopted a system which would enable an individual director to engage an outside adviser at the expense of the Corporation in appropriate circumstances. If such an engagement were appropriate it would be subject to the approval of the Board and would require advice to senior management of any such action.

     Given the considerations noted above, the Corporation's approach to corporate governance differs in certain respects from the TSE Guidelines. The Board of Directors however believes that the existing corporate governance structure is appropriate in the circumstances and the Corporation is in the process of examining its own requirements and procedures in order to further comply with the Guidelines.

YEAR 2000 COMPLIANCE

     The Corporation initiated the process of preparing its computer systems and applications for the Year 2000 in January, 1998. This process involves modifying or replacing certain hardware and software maintained by the Corporation as well as communicating with external service providers to ensure that they are taking the appropriate action to remedy their Year 2000 issues. Management expects to have substantially all of the system and application changes completed by the end of 1998 and believes that its level of preparedness is appropriate.

     The Corporation estimates that the total cumulative cost of the project will be approximately $50,000, which includes both internal and external personnel costs related to modifying the systems as well as the cost of purchasing or leasing certain hardware and software. The costs of the project and the expected completion dates are based on management's best estimates.

STOCKHOLDER RETURN ON COMMON STOCK

     The following graph compares the total annual return on the Corporation's Common Stock with the annual return of the CRSP Total Return Index for the NASDAQ Stock Market (U.S. and Foreign Companies) for the period December 31, 1992 to December 31, 1997, and with the CRSP Index for NASDAQ stocks with SIC codes 1000-1099 (metal mining companies).

               COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS
                             PERFORMANCE GRAPH FOR
                             NORD PACIFIC LIMITED

[GRAPH]


                                     LEGEND

SYMBOL     CRSP TOTAL RETURNS INDEX FOR:             12/31/92   12/31/93   12/30/94    12/29/95    12/31/96     12/31/97
------     -----------------------------             ---------  ---------  ---------   --------    --------     --------
*********  NORD Pacific Limited                          100.0      147.6      133.3      102.8       196.1         86.2
   **      Nasdaq Stock Market (US and Foreign)          100.0      115.8      112.3      157.7       193.1        236.3
* * * * *  NASDAQ Stocks (SIC 1000-1099 US & Foreign)    100.0      232.1      210.9      200.5       226.8        121.7
           Metal Mining

NOTES:   A:  The lines represent monthly index levels derived from compounded daily returns that include all dividends.
         B:  The indexes are reweighted daily, using the market
             capitalization on the previous trading day.
         C:  If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
         D:  The index level for all series was set to $100.0 on 12/31/92.


                                     ITEM 2

      PROPOSAL TO DISCONTINUE FROM BERMUDA AND CONTINUE IN THE PROVINCE OF NEW
                                 BRUNSWICK, CANADA

THE CONTINUANCE

OVERVIEW

     The Corporation is currently undergoing a corporate reorganization (the "Reorganization"). As part of the Reorganization, the Corporation seeks to discontinue from Bermuda and seeks to be continued in to the Province of New Brunswick (collectively, the "Continuance"). The effect of the Continuance will be that the Corporation shall cease to be a company within the meaning of the COMPANIES ACT, 1981 of Bermuda (the "Bermuda Company Act") and the Corporation will become a company continued under the BUSINESS CORPORATIONS ACT, New Brunswick (the "New Brunswick Corporations Act") as if incorporated thereunder.

     The Corporation has selected the Province of New Brunswick as the Canadian province into which the Corporation will continue because unlike other Canadian provincial business corporations statutes, the New Brunswick Corporations Act does not contain a requirement that a majority of the Board of the Corporation be Canadian residents. The New Brunswick Corporations Act provides that meetings of the Board may be held at any place inside or outside the Province of New Brunswick and that meetings of shareholders shall be held at the place in the Province of New Brunswick provided in the by-laws or, in the absence of such provision, at a place within the Province of New Brunswick that the directors determine. However, if the articles so provide, meetings of shareholders may be held outside the Province of New Brunswick at one or more places specified in the articles.

     The Board of the Corporation believes that the Continuance will enhance the Corporation's exposure to the investment community in Canada as that community is oriented to mining. The change of domicile to the Province of New Brunswick is hoped to expand the pool of funds available for investment in the Corporation and should result in more thorough analyst coverage and market recognition.

RECOMMENDATIONS OF THE BOARD OF DIRECTORS

     FOR THE REASONS PROVIDED UNDER THE HEADING "OVERVIEW", THE DIRECTORS OF THE CORPORATION UNANIMOUSLY BELIEVE THAT THE CONTINUANCE IS FAIR TO AND IN THE BEST INTERESTS OF THE CORPORATION AND THE SHAREHOLDERS AND THEREFORE UNANIMOUSLY RECOMMEND A VOTE FOR APPROVAL OF THE CONTINUANCE.

SHAREHOLDER APPROVAL

     Under the Bermuda Company Act the Continuance must be approved by a majority vote of 75% of the shareholders voting in person or by proxy at the Meeting, a quorum being two persons present in person or by proxy holding more than 50% of the issued and outstanding shares of the Corporation. If the Continuance does not receive such approval, the Corporation will continue to be a Bermuda corporation. If the Continuance is approved by the shareholders, the Corporation will seek all necessary regulatory approvals and once the same are obtained, the Corporation will complete the Continuance. It is currently anticipated that the Continuance will be completed within two months of the Meeting date.

     Under the New Brunswick Corporations Act the Continuance must be approved by not less than two-thirds of the votes cast by the shareholders voting in respect of the Continuance with respect to any amendments to the original Articles of Incorporation of the Corporation.

REGULATORY APPROVALS

     The Minister of Finance (the "Minister of Finance") under the Bermuda Company Act must approve the Continuance. After requisite shareholder approval is obtained and at least 14 days prior to applying to the Minister of Finance for consent, the Corporation must publish a notice in a newspaper in Bermuda and in national newspapers in all jurisdictions within which the Corporation carries on a substantial part of its business activities, stating that the Corporation intends to effect the Continuance. Once the Corporation has obtained the consent of the Minister of Finance to the Continuance, the Corporation may proceed to be continued under the laws of the Province of New Brunswick.

     The Continuance in to the Province of New Brunswick requires the filing of Articles of Continuance with the Director under the New Brunswick Corporations Act. The Articles of Continuance may amend the original charter documents of the Corporation.

     The Continuance may be deemed to constitute the issuance and sale of securities within the meaning of the U.S. Securities Act of 1933, as amended (the "U.S. Securities Act"). The securities will not be registered under the U.S. Securities Act and the deemed issuance thereof will be effected in reliance on the exemption provided by section 3(a)(10) of the U.S. Securities Act. [As a basis for such exemption and prior to the Continuance becoming effective, the terms and conditions of the Continuance must be approved by a court or by a governmental authority expressly authorized by law to grant such approval as fair to the Corporation's shareholders following a hearing at which all of the shareholders of the Corporation are entitled to appear.]

     The Continuance is also subject to the consent of the TSE. As of the date of this Management Information Circular, the TSE has granted its approval to the Continuance subject only to the fulfillment of certain standard conditions.


CANADIAN FEDERAL INCOME TAX CONSIDERATIONS

     After giving effect to the Continuance, the Corporation will be deemed to be resident in Canada for Canadian income tax purposes. The Continuance from Bermuda into the Province of New Brunswick will have the following Canadian tax implications:

(a) The Corporation will be deemed to have ended its taxation year immediately before the date of the Articles of Continuance and to have begun a new taxation year immediately thereafter;

(b) The Corporation will be deemed to have disposed of all its assets other than taxable Canadian property (i.e. Canadian real estate property, shares of a private Canadian Corporation, shares of a public corporation in which the Corporation or any related party has at least a 25% interest), for proceeds equal to the fair market value of the property and to have reacquired the property at the same amount;

(c) The paid-up capital (i.e. stated capital for Canadian tax purposes) of the Corporation may not exceed the cost of its assets determined under the Income Tax Act (Canada)(the "Act"), minus the amount of the its liabilities;

(d) The cost of a share of the Corporation to a non-resident shareholder will be equal to the lesser of the cost and the paid-up capital in respect of the share determined immediately after the Corporation became a resident of Canada. For Canadian resident shareholders, the cost of a share of the Corporation continues to be cost of the share to the Canadian resident shareholder;

(e) Canadian private corporate shareholders who hold shares of the Corporation as a portfolio investment will receive beneficial tax treatment in Canada on any dividends received by such corporations subject to the payment of a refundable tax.

     In addition, after the Corporation is continued into the Province of New Brunswick, its shares will no longer be considered foreign property, as defined by the Act, in respect of deferred profit sharing plans, registered retirement savings plans, registered pension plans or registered retirement income funds (the "Retirement Plans") so long as the Corporation or another corporation controlled by the Corporation incurs expenses in excess of $CDN250,000 for services of employees and other individuals rendered in Canada. In the event that the shares of the Corporation are no longer considered to be foreign property, as defined by the Act, the shares will then constitute a qualified investment, as defined by the Act, in respect of the Retirement Plans.

COMPARISON OF THE BERMUDA COMPANY ACT TO THE NEW BRUNSWICK CORPORATIONS ACT

     The Corporation is currently subject to the Bermuda Company Act. Set forth below is a summary of the material differences between the Bermuda Company Act and the New Brunswick Corporations Act. THE FOLLOWING COMPARISON OF SHAREHOLDERS' RIGHTS AS BETWEEN A BERMUDA COMPANY AND A NEW BRUNSWICK COMPANY IS A BRIEF SUMMARY AND IS NOT AN EXHAUSTIVE REVIEW OF THE TWO STATUTES. REFERENCE IS MADE TO THE FULL TEXT OF BOTH STATUTES FOR FURTHER PARTICULARS.

(a) APPROVAL FOR MERGERS, CONSOLIDATIONS, AMALGAMATIONS, CONTINUANCES AND ARRANGEMENTS. In relation to mergers and amalgamations, under the Bermuda Company Act, the resolution of the shareholders must be approved by a majority of 75% of those voting, unless the provisions of the Corporation's by-laws provide otherwise. In relation to consolidations, a simple majority of votes by the shareholders in a general meeting is needed to approve a consolidation or sub-division of the Corporation's share capital. In relation to schemes of arrangement, a majority in number representing 75% in value of the creditors or members present and voting either in person or by proxy may approve any compromise or arrangement, which must be sanctioned by the Court in order to be binding on all the creditors or on the members and on the company. Under the New Brunswick Corporations Act, amalgamations must be approved by shareholders of each amalgamating company representing not less than two-thirds of the votes cast by shareholders voting in respect of the resolution. A consolidation must be approved by shareholders representing not less than two-thirds of the votes cast by shareholders voting in respect of the resolution. In relation to schemes of arrangement generally, a majority of at least two-thirds of the votes cast by shareholders voting on the arrangement and a majority in number of creditors representing at least two-thirds of the amount of their claims is necessary. The Court may however make an order approving an arrangement as proposed by a company or as amended in any manner the Court may direct.

(b)  APPROVAL FOR EXTRAORDINARY TRANSACTIONS.   Generally, under the Bermuda
     Company Act, the management of a company's business is the responsibility of its board of directors, and except as expressly provided for in the company's by-laws, the shareholders' only control over the management of the company is through their power to appoint and remove directors. Hence, shareholder approval is not generally required for extraordinary transactions, such as sales, leases or exchanges of all or substantially all of the company's assets. However, the directors of the company owe a duty to the company to ensure that transactions of the company are for the purposes of the company even where they are clearly within its corporate capacity. The directors also have a fiduciary duty to act honestly and in good faith in what they consider to be the best interests of the company. In relation to the winding up or liquidation of a company under the Bermuda Company Act, a company may be wound up by one of two methods: (a) by the Court, on an application presented either by the company itself, its creditors or its contributories, or (b) voluntarily when the company resolves in general meeting that the company be wind up voluntarily. Under the New Brunswick Corporations Act, subject to the articles, the by-laws and a unanimous shareholder agreement, the business and affairs of the company shall be managed by the directors. The approval of a majority of at least two-thirds of the shareholders is required for fundamental changes, such as a sale, lease or exchange of all or substantially all the property of a company other than in the ordinary course of business of the company. The directors also have a fiduciary duty to act honestly and in good faith and to exercise the care, due diligence and skill that a reasonable prudent person would exercise in comparable circumstances in the best interests of the company.

(c) OFFER BY AN ISSUER TO REPURCHASE COMMON SHARES. Under the Bermuda Company Act, dependent upon the provisions of the by-laws of the company, the board of directors may approve an offer by an issuer to repurchase common shares of such company. Under the New Brunswick Corporations Act, and subject to its articles, a company may purchase or otherwise acquire, shares issued by it provided that there are reasonable grounds for believing that the company is and after payment would be able to pay its liabilities as they become due and the realizable value of the company's assets after payment would be more than the aggregate of its liabilities and stated capital of all classes of shares.

(d) DISSENTER'S APPRAISAL RIGHTS. Under the Bermuda Company Act, dissenters' appraisal rights are allowed under certain circumstances, including an amalgamation or compulsory acquisition of shares. Under the New Brunswick Corporations Act, a dissenting shareholder is entitled to be paid by the company the fair value of the shares held by such shareholder in respect of which he or she dissents. In the event that the shareholder does not agree with the determination of the fair value by the company, a dissenting shareholder may apply to the Court for determination of the fair value for such shares.

(e) INTERESTED SHAREHOLDER TRANSACTIONS. Under the Bermuda Company Act, shareholders are generally free to vote their shares as they please. Subject to its articles, by-laws or a unanimous shareholder agreement, under the New Brunswick Corporations Act, shareholders are free to vote their shares as they please.

(f) OPPRESSION REMEDY. Under the Bermuda Company Act, the oppression remedy is available to members if the affairs of the company are being conducted in a manner which is oppressive or prejudicial to the interests of some part of the members. Under the New Brunswick Corporations Act, the oppression remedy is available to members if the affairs of the company are being conducted in a manner which is oppressive or prejudicial to the interests of the members.

(g)  DIRECTOR LIABILITY.   Under the Bermuda Company Act, there are no
     limitations placed on the liability of directors. However, there is provision for limited indemnification to be given to directors, in respect of or from any liability for negligence, default, breach of duty of trust in the Corporation's by-laws or by contract. Under the New Brunswick Corporations Act there are no limitations placed on liability of directors. However, there is a provision which permits a company to indemnify a director against all costs, charges and expenses reasonably incurred by him in respect of any civil, criminal or administrative action or proceeding to which he is made a party by reason of being a director of that company, if he acted honestly and in good faith with a view to the best interests of the company and in the case of a criminal or administrative action that is enforced by a monetary penalty that he had reasonable grounds for believing that his conduct was lawful.

DISSENT RIGHTS

     Shareholders of a company which is subject to the provisions of the New Brunswick Corporations Act are entitled to exercise dissent rights and to be paid the fair value of their shares in connection with certain matters, including a continuance under the laws of another jurisdiction, an amalgamation with another company, amending the company's articles to add, change or remove restrictions on the transfer of shares, amending the company's articles to add, change or remove any restriction upon the business or businesses that the company may carry on, the sale, lease or other disposition of the whole or substantially the whole of the undertaking of the company and the sale of a company's assets for shares on a winding up. Under the New Brunswick Corporations Act, a shareholder may, in addition to exercising dissent rights, seek an oppression remedy for any act or omission of a company which is oppressive or unfairly prejudicial to a shareholder.

OPPRESSION REMEDY

     The New Brunswick Corporations Act contains an oppression remedy which provides that the court may make any order, both interim and final, to rectify the matter in question if satisfied upon application by a shareholder that; (i) the affairs of the company are being conducted or the powers of the directors of the company are being exercised, in a manner oppressive to one or more of the shareholders, including the applicant; or (ii) that an act of the company has been done or is threatened or that a resolution of the shareholders has been passed or is proposed, that is unfairly prejudicial to one or more shareholders, including the applicant. As a result of the breadth of conduct which can be the subject matter of a complaint and the scope of the court's remedial powers, the oppression remedy is very flexible and frequently is relied upon to safeguard the interests of a person with a substantial interest in the company. A "shareholder" includes a beneficial owner of shares and any other person who in the discretion of the court is a proper person to make such application.

MEMORANDUM AND ARTICLES OF CONTINUANCE

     The text of the Articles of Continuance is attached to this Management Information Circular as Schedule "A". The rights, privileges and restrictions which currently attach to the shares of the Corporation are substantially the same as the rights, privileges and restrictions that will attach to the shares after the Continuance.

     In anticipation of the Continuance, the Board of the Corporation has approved a new general by-law (the "By-Laws") for the Corporation in keeping with the New Brunswick Corporations Act, which By-Laws are conditional upon the Continuance becoming effective and which are further conditional upon the ratification of the By-Laws by the shareholders of the Corporation. The text of the By-Laws is attached to this Management Information Circular as Schedule "B".

EXCHANGE OF SHARE CERTIFICATES

     Following completion of the Continuance, the Corporation will issue to shareholders new share certificates in a form approved by the New Brunswick Corporations Act. The Corporation will mail letters of transmittal to shareholders containing instructions with respect to the exchange of old share certificates for new share certificates and indicating that the Corporation has been continued pursuant to the laws of the Province of New Brunswick. Upon return of a properly completed letter of transmittal together with original old share certificate(s), the Corporation will forward to shareholders replacement certificates for the appropriate number of Common Shares in the capital of the Corporation, without charge. It is currently anticipated that new share certificates will be available immediately after the completion of the Continuance.

FORM OF SHAREHOLDERS' RESOLUTION

     Set forth below is the text of the special resolution which must be approved by the shareholders at the Meeting.



NOW THEREFORE BE IT RESOLVED AS A SPECIAL RESOLUTION AS FOLLOWS:

1. That the Corporation discontinue in Bermuda and continue in the Province of New Brunswick and that the directors of the Corporation be and they are hereby authorized and directed to make applications pursuant to; (i)
     section 132G of the Companies Act 1981 of Bermuda (the "Bermuda Company Act") to discontinue the Corporation from Bermuda; and (ii) section 36 of the Business Corporations Act, New Brunswick (the "New Brunswick Business Corporations Act") to the Director to continue the Corporation as if it had been incorporated under the New Brunswick Business Corporations Act.

2. The Corporation adopt the Articles and By-Laws in the form attached hereto as Schedule "A" and Schedule "B" respectively, in substitution for the existing Memorandum of Association and Bye-Laws and other constating documents of the Corporation, such Articles and By-Laws to come into effect when the proper officer of the Registrar of Companies appointed under the New Brunswick Corporations Act issues a certificate of continuance continuing the Corporation as if it had been incorporated under the New Brunswick Corporations Act.

3. Any one officer or director of the Corporation be and he is hereby authorized and directed to take all such acts and proceedings and to execute and deliver all such applications, authorizations, certificates, documents and instruments in the forms prescribed by the New Brunswick Corporations Act, as in his opinion may be necessary or desirable to effect the discontinuance of the Corporation from Bermuda and the continuance of the Corporation under the New Brunswick Corporations Act.

4. The Board of Directors of the Corporation be and they are hereby authorized and directed, in their absolute discretion to abandon the application to discontinue the Corporation under the Bermuda Company Act and the continuance of the Corporation under the New Brunswick Corporations Act at any time without further approval of or notice to the shareholders.

                                       ITEM 3

                         PROPOSAL TO APPROVE SHARE OPTIONS

     Shareholders are next being asked to consider and if thought fit, to confirm with or without variation, the resolutions of the Board of Directors of the Corporation dated March 5, 1998, granting the following Non-Plan options to purchase an aggregate of 328,000 Common Shares at an exercise price of US$2.75 per share, to the following directors, officers and/or consultants in the numbers set forth below:

                              OPTIONEE                NO. OF SHARES
                              Edgar F. Cruft            30,000
                              W. Pierce Carson          70,000
                              Ray W. Jenner             35,000
                              Terence H. Lang           20,000
                              Leonard Lichter           20,000
                              Michel J. Drew            20,000
                              Lucile Lansing            20,000
                              John B. Roberts           20,000
                              Mark Welch                30,000
                              John C. Collis            20,000
                              James E. Taets            10,000
                              Erland A. Anderson         8,000
                              Michael J. Binns           8,000
                              William Searson            5,000
                              Rex Berthelsen             4,000
                              Paul Lahari                3,000
                              Amy Moody                  3,000
                              Nicole Martinez            2,000

All of the aforesaid options expire on March 5, 2008 and were issued at the market price of the Common Shares as reported by the NASDAQ at the close of business on March 5, 1998.

     In each case no consideration was paid by the recipient of the option for the option granted to him. All of the aforesaid options are non-assignable.

      The Corporation currently has 12,925,203 Common Shares issued and outstanding. The Corporation has granted options to purchase 1,191,000 Common Shares under its various stock option plans and has granted options to purchase 1,293,600 Common Shares as and by way of Non-plan Options, inclusive of the options to purchase 328,000 Common Shares described above. As a result of the grant of the options to purchase such 328,000 Common Shares, insiders of the Corporation hold options to purchase an aggregate of 1,698,600 Common Shares, representing 13.14% of the issued and outstanding Common Shares.

     The rules of the TSE require that a resolution of shareholders confirming the grant of options to insiders as a group that exceeds 10% of the issued and outstanding Common Shares of the Corporation must be approved by shareholders of the Corporation excluding the insiders of the Corporation as well as their associates and affiliates. The Corporation has therefore ascertained, based upon information provided to the Corporation by such insiders, that Nord Resources and Messrs. Cruft, Carson, Jenner, Lang, Lichter, Drew, Roberts and Welch and Ms. Lansing and together with their associates and affiliates (collectively, the

"Insiders"), holding directly and/or indirectly (registered or unregistered) an aggregate of 4,125,063 issued and outstanding Common Shares of the Corporation, must refrain from voting on the confirming resolution set forth below.

     The resolution confirming the grant of Non-plan Options to purchase Common Shares to certain directors, officers, and/or consultants of the Corporation must be approved by a majority of the votes cast thereon in person or by proxy at the meeting or any adjournment, exclusive of Insiders.

     Set forth below is the text of the resolution that is to be submitted to shareholders at the Meeting or any adjournment thereof, the Insiders to refrain from voting thereon.

NOW THEREFORE BE IT RESOLVED AS FOLLOWS:

1. The grant by the directors of the Corporation of non-plan options to purchase an aggregate of 344,000 Common Shares of the Corporation at an exercise price of US$2.75 per share, expiring on March 5, 2008 to directors, officers and/or consultants as more fully described in the Corporation's Management Information Circular dated May_, 1998, be and the same is hereby ratified, confirmed, authorized and approved.

2. Any one officer or director of the Corporation be and he is hereby authorized and directed to do all acts and things and to execute under the corporate seal or otherwise, all such deeds, documents, instruments and assurances as he shall deem is necessary in order to give full force and effect to these resolutions.


                                       ITEM 4

               APPOINTMENT OF INDEPENDENT AUDITORS AND AUTHORIZATION
                         OF BOARD TO SET THEIR COMPENSATION

    The Board has recommended the appointment of KPMG Peat Marwick LLP (the "New Auditors") to act as independent auditors to audit the financial statements of the Corporation for the fiscal year ending December 31, 1998. The Board also requests that shareholders authorize the Board to set the compensation for the independent auditors for the fiscal year ending
December 31, 1998. It is intended that proxies in the accompanying form will be voted at the meeting in favor of such appointment and authorization unless otherwise indicated on the proxy. A representative of the New Auditors is expected to be present at the Meeting. The financial statements and report of the auditors for 1997 have been provided to the shareholders and will be set out for the Meeting, with the balance sheet signed by at least two directors.

     The relationship with the Corporation's predecessor auditors, Deloitte & Touche (the "Former Auditors") was terminated with the approval of the audit committee and at the request of the Corporation on April 27, 1998 and effective April 27, 1998. The reports of the Former Auditors for the years ended December 31, 1997 and 1996, contained no adverse opinions, disclaimers of opinion or qualified or modified opinions as to uncertainty, audit scope or accounting principals.

     During the two year period ended December 31, 1997, and the interim period from that dated to April 27, 1998, there were no disagreements with the Former Auditors on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of the Former Auditors, would have caused it to make reference to the subject matter of the disagreement in connection with its report. The New Auditors were appointed auditors of the Corporation on May 8, 1998 following the termination of the Former Auditors.

     In accordance with National Policy No. 31, the Corporation issued a notice of change of auditors (the "Notice"), has received letters in reply to the Notice from the Former Auditors and the New Auditors (together, the "Replies") and the Notice and the Replies have been reviewed by the directors of the

Corporation. A copy of each of the Notices and the Replies are attached hereto as the reporting package pursuant to National Policy No. 31.

                                   OTHER MATTERS

    Management is not aware of any matters not referred to in the enclosed form of proxy that will be presented for action at the Meeting. If any such matter properly comes before the Meeting, the proxies in the accompanying form will be voted with respect thereto in accordance with the judgment of the person or persons voting such proxies.

     Management is soliciting, or plans to solicit, by mail the proxies of the holders of all Common Shares. The Corporation's Transfer Agent, American Stock Transfer & Trust Company in the United States, is to perform certain services in connection with this solicitation, including tabulation of proxies and personal or telephone inquiries to shareholders and brokers, banks or others acting as custodians. For these services the Transfer Agent will receive fees at customary rates and reimbursement of certain out-of-pocket expenses. Brokers, banks and other persons acting as custodians may be reimbursed for certain expenses incurred by them in obtaining instructions from beneficial owners of the Corporation's Common Shares. Directors and officers of the Corporation may, without compensation other than their regular compensation, solicit proxies from shareholders by telephone, telegraph or personal interview. All costs of solicitations will be borne by the Corporation.

    THE CORPORATION WILL PROVIDE, WITHOUT CHARGE, TO EACH SHAREHOLDER WHOSE PROXY IS BEING SOLICITED HEREBY, A COPY OF THE CORPORATION'S ANNUAL REPORT TO THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION FOR 1997 ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, UPON WRITTEN REQUEST DIRECTED TO RAY W. JENNER, SECRETARY, NORD PACIFIC LIMITED, 201 THIRD STREET, NW - SUITE 1750, ALBUQUERQUE, NEW MEXICO 87102.


                               SHAREHOLDER PROPOSALS

    A proposal by a shareholder intended for inclusion in the Corporation's Management Information Circular for the 1998 annual meeting of shareholders must be received by the Corporation at the address noted immediately above marked:

"Attention: Secretary", on or before January 13, 1999, in order to be eligible for such inclusion.

                                  For the Board of Directors,
                                  Ray W. Jenner

                                  Secretary



FOR UNITED STATES, CANADIAN AND OTHER
NON-AUSTRALIAN SHAREHOLDERS:

    Please sign the proxy and return it promptly in the enclosed envelope addressed to American Stock Transfer & Trust Company to which no postage need be affixed if mailed within the United States.

FOR AUSTRALIAN SHAREHOLDERS:

    Please sign the proxy and return it promptly in the enclosed envelope to which no postage need be affixed if mailed within the Commonwealth of Australia.

May 25, 1998
                                                          NORD PACIFIC LIMITED
                                                              22 Church Street
                                                                Hamilton HM 11
                                                                       Bermuda

                                                           [LOGO]

                BUSINESS CORPORATIONS ACT                                              LOI SUR LES CORPORATIONS COMMERCIALES
                         FORM 7                                                                      FORMULE 7
                 ARTICLES OF CONTINUANCE                                                      STATUTS DE PROROGATION
                      (SECTION 126)                                                                (ARTICLE 126)
---------------------------------------------------------------------------------------------------------------------------------

1 -  Name of Corporation:                                        Raison sociale de la corporation:

     NORD PACIFIC LIMITED
---------------------------------------------------------------------------------------------------------------------------------
2 -  The classes and any maximum number of shares that the       Les categories et le nombre maximal d'actions que la corporation
     corporation is authorized to issue and any maximum          peut emettre ainsi que le montant maximal global pour lequel
     aggregate amount for which shares may be issued             les actions peuvent  etre emises, y compris les actions sans
     including shares without par value and/or with par          valeur au pair ou avec valeur au pair ou les deux et le montant
     value and the amount of the par value:                      de la valeur au pair:

     An unlimited number of common shares without nominal or par value

---------------------------------------------------------------------------------------------------------------------------------
3 -  Restrictions, if any, on share transfers:                   Restrictions, s'il y en a, au transfert d'actions:

     None

---------------------------------------------------------------------------------------------------------------------------------
4 -  Number (or minimum and maximum number) of directors:        Nombre (ou nombre minimum et maximum) des administrateurs:

     Such number of directors not less than two (2) nor mor than twenty (20) as may be determined by the directors from time to time

---------------------------------------------------------------------------------------------------------------------------------
5 -  Restrictions, if any, on business the corporation           Restrictions, s'il y en a, l'activite que peut exercer
     may carry on:                                               la corporaiton:

     None

---------------------------------------------------------------------------------------------------------------------------------
6 -  (1)  If change of name effected,                            (1)  En cas de changement de raison sociale,
          previous name:                                              indiquer la derniere en date:



     (2)  Details of incorporation:                              (2)  Details sur la constitution en corporation:

     August 2, 1988
     Companies Act 1981 Bermuda
---------------------------------------------------------------------------------------------------------------------------------
7 -  Other provisions, if any:                                   Autres dispositons, le cas echeant:

     See Schedule "A" attached.

---------------------------------------------------------------------------------------------------------------------------------


         Date                            Signature                            Description of Office
                                                                                    Fonction
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------


                             SCHEDULE A

                 Attaching to Articles of Continuance
                        of Nord Pacific Limited

1. Notwithstanding Subsection 87(1) and 103(1) of the Business Corporations Act, notice of the time and place of a meeting of shareholders and a copy of the documents referred to in Subsection 87(5) and Section 100 shall be sent not less than ten (10) days nor more than fifty (50) days before the meeting:

     (a) to each shareholder entitled to vote at the meeting;
     (b) to each director; and
     (c) to the auditor, if any.

2.   RIGHT TO DISSENT

     The holders of shares of a series shall not be entitled to vote separately as a class or series upon a proposal to amend the Articles of the Corporation to:

     (a) increase or decrease any maximum number of authorized shares of such class or series or increase any maximum number of authorized shares of a class or series, having rights or privileges equal or superior to the shares of such class or series;

     (b) effect an exchange, reclassification or cancellation of all or part of the shares of such class or series;

     (c) create a new class or series of shares equal or superior to the shares of such class or series.

3. The holders of shares of a class or of a series shall not as such be entitled to any pre-emptive rights under Section 27 of the Business Corporations Act.

4.   PLACE OF SHAREHOLDERS' MEETINGS

     Meetings of shareholders may be held at the registered office of the Corporation or at such other place in or outside the Province of New Brunswick as the directors may determine from time to time.

5.   PLACE OF SHAREHOLDERS' MEETINGS

     Meetings of shareholders of the Corporation may, as determined by the directors from time to time, be held at:

     (a) the registered office of the Corporation;
     (b) such other place in the Province of New Bruswick;
     (c) such other place in a province other than the Province of News Brunswick; or

     (d) such other place in any state in the United States of America.

                                                           [LOGO]
                                                         SCHEDULE A

                BUSINESS CORPORATIONS ACT                                              LOI SUR LES CORPORATIONS COMMERCIALES
                         FORM 7                                                                      FORMULE 7
                 ARTICLES OF CONTINUANCE                                                      STATUTS DE PROROGATION
                      (SECTION 126)                                                                (ARTICLE 126)
---------------------------------------------------------------------------------------------------------------------------------

1 -  Name of Corporation:                                        Raison sociale de la corporation:

     NORD PACIFIC LIMITED
---------------------------------------------------------------------------------------------------------------------------------
2 -  The classes and any maximum number of shares that the       Les categories et le nombre maximal d'actions que la corporation
     corporation is authorized to issue and any maximum          peut emettre ainsi que le montant maximal global pour lequel
     aggregate amount for which shares may be issued             les actions peuvent etre emises, y compris les actions sans
     including shares without par value and/or with par          valeur au pair ou avec valeur au pair ou les deux et le montant
     value and the amount of the par value:                      de la valeur au pair:

     An unlimited number of common shares without nominal or par value

---------------------------------------------------------------------------------------------------------------------------------
3 -  Restrictions, if any, on share transfers:                   Restrictions, s'il y en a, au transfert d'actions:

     None

---------------------------------------------------------------------------------------------------------------------------------
4 -  Number (or minimum and maximum number) of directors:        Nombre (ou nombre minimum et maximum) des administrateurs:

     Such number of directors not less than two (2) nor more than twenty (20) as may be determined by the directors from time to time

---------------------------------------------------------------------------------------------------------------------------------
5 -  Restrictions, if any, on business the corporation           Restrictions, s'il y en a, l'activite que peut exercer
     may carry on:                                               la corporation:

     None

---------------------------------------------------------------------------------------------------------------------------------
6 -  (1)  If change of name effected,                            (1)  En cas de changement de raison sociale,
          previous name:                                              indiquer la derniere en date:



     (2)  Details of incorporation:                              (2)  Details sur la constitution en corporation:

     August 2, 1988
     Companies Act 1981 Bermuda
---------------------------------------------------------------------------------------------------------------------------------
7 -  Other provisions, if any:                                   Autres dispositions, le cas echeant:

     See Schedule "A" attached.

---------------------------------------------------------------------------------------------------------------------------------


         Date                            Signature                            Description of Office
                                                                                    Fonction
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------


                      NEW BRUNSWICK                                                              NOUVEAU-BRUNSWICK
                BUSINESS CORPORATIONS ACT                                              LOI SUR LES CORPORATIONS COMMERCIALES
                 ARTICLES OF CONTINUANCE                                                      STATUTS DE PROROGATION
                         FORM 7                                                                      FORMULE 7
                      INSTRUCTIONS                                                                 INSTRUCTIONS


FORMAT                                                           FORMAT

Documents required to be sent to the Director pursuant to the    Les documents dont l'envoi au Directeur est requis doivent etre
Business Corporations Act must be in clear and legible forms     dans une forme claire et lisible et conformes aux articles 4 a
and conform to Sections 4 to 9 of the General Regulation -       9 du Reglement general - Loi sur les corporations commerciales.
Business Corporations Act.

ITEM 1                                                           ARTICLE 1
Set out the full name of the corporation after continuance       Indiquer au complet la raison sociale de la corporation apres
that complies with Section 8 of the Act.                         sa prorogation qui est conforme a l'article 8 de la Loi.

Set out the corporate name that must comply with Section 8       Indiquer la raison sociale qui doit etre conforme aux articles 8
and 10 of the Act, and the General Regulations of the Act.       a 10 de la Loi et des Reglements generaux.

An Atlantic Corporate Name NUANS Search Report is required       Un rapport de recherche corporative atlantique NUANS est requis
to determine the suitability of the corporate name. If           afin d'etablir la convenance de la raison sociale proposee. Si
unfamiliar with the requirement, please contact the Corporate    vous ne connaissez cette exigence, veuillez contacter la
Affairs Branch.                                                  Division des affaires corporatives ou vous informer a
                                                                 l'adresse ci-dessous.

ITEM 2                                                           ARTICLE 2
Set out the details required by paragraph 4(1)(c) of the Act,    Indiquer les details requis par l'alinea 4(1)c) de la Loi, y
including details of the rights, privileges, restrictions and    compris les details relatifs aux droits, privileges,
conditions attached to each class or series of shares. All       restrictions et conditions dont sont assories les actions de
shares must comply with the provisions of Part V of the Act.     chaque categorie ou serie. Toutes les actions doivent etre conformes aux dispositions de la partie V de la Loi.

ITEM 3                                                           ARTICLE 3
If restrictions are to be placed on the right to transfer        S'il existe des restrictions au droit de transfert des actions
shares of the corporation, set out a statement to this effect    de la corporation, faire une declaration a cet effet et quant
and the nature of such restrictions in detail.                   a la nature de ces restrictions.

ITEM 4                                                           ARTICLE 4
State the number of directors or a minimum and maximum           Declarer le nombre ou le nombre minimum et maximum des
number of directors.                                             administrateurs.

ITEM 5                                                           ARTICLE 5
If restrictions are to be placed on the business the             S'il doit exister des restrictions a l'activite que peut
corporation may carry on, set out the restrictions.              exercer la corporation les indiquer.

ITEM 6                                                           ARTICLE 6
(1)  Set out the previous name of the body corporate if a        1)  Indiquer le dernier nom du corps constitue au cas ou son
change of name is effected upon continuance.                     nom change apres la prorogation.

(2)  Set out the date and jurisdiction of incorporation of       2)  Indiquer la date et juridiction de la constitution en
the body corporate. If the body corporate has been subject to    corporation du corps constitue. Si le corps constitue a
any previous continuance set out the details of each such        dernierement fait objet d'une prorogation, decrire dans les
continuance.                                                     details cette prorogation;
i.e. the date of continuance, any change of name at time of      par exemple, la date de la prorogation, tout changement de nom
continuance and the name and provision of the statute under      lors de la prorogation, ainsi que le nom et la disposition de
which it was effected.                                           la Loi en vertu de laquelle la prorogation a ete realisee.

ITEM 7                                                           ARTICLE 7
The articles may set out any provisions permitted by the Act     Les statuts peuvent indiquer toutes dispositions que la Loi ou
or by law to be set out in the by-laws of the corporation or     le reglement administratif permet d'incorporer dans les
a unanimous shareholder agreement. These provisions, if any,     reglements administratifs de la corporation ou dans une
may be set out here.                                             convention unanime des actionnaires. Indiquer ces dispositions
                                                                 s'il a lieu.

SIGNATURE                                                        SIGNATURE
A director or authorized officer of the body corporate shall     Unadministrateur ou un dirigeant autorise de chaque corporation
sign the Articles.                                               fusionnante doit signer les statuts.

OTHER DOCUMENTS                                                  AUTRES DOCUMENTS
If the continuance is under subsection 126(1) of the Act,        Si la prorogation est regle par le paragraph 126(1) de la Loi,
the Articles of Continuance must be accompanied by               doivent etre joints aux statuts de prorogation

(a) proof of authorization under the laws of the jurisdiction    a) la preuve de l'autorisation legale de l'autorite
where the body corporate is incorporated legislative sous le     legislative sous le regime de laquelle la corporation est
regime de laquelle la corporation est                            constituee en corporation

(b) a Notice of Registered Office (Form 2) and a Notice of       b) un avis de designation du lieu du bureau enregistre
Directors (Form 4), and                                          (Formule 2) et une liste des administrateurs (Formule 4) et

(c) a legal opinion to the effect the laws of the jurisdiction   c) une opinion juridique a l'effet que l'autorite legislative
to which the body corporate is subject authorizes such a body    sous le regime de laquelle le corps a ete constitue permet
corporate to be issued a certificate of continuance under this   qu'un tel corps constitue recoive un certificat de prorogation
Act.                                                             en vertu de cette Loi.
-------------------------------------------------------------    --------------------------------------------------------------
Completed documents in duplicate and fees, payable to the        Les documents complets etablis en double exemplaire, et les
Minister of Finance, are to be sent to:                          droits, payables au ministre des Finances, doivent etre

                         The Director                            envoyes au:

                         Corporate Affairs Branch                                      Le Directeur
                         Department of Justice                                         Division des affaires corporatives
                         P.O. Box 6000                                                 Ministere de la Justice
                         Fredericton, New Brunswick                                    C.P. 6000
                         E3B 5H1                                                       Fredericton, Nouveau-Brunswick
                         (506) 453-2703                                                E3B 5H1
                                                                                      (506) 453-2703
-------------------------------------------------------------    --------------------------------------------------------------

                             SCHEDULE A

                 Attaching to Articles of Continuance
                        of Nord Pacific Limited

1.   Notwithstanding Subsection 87(1) and 103(1) of the Business
Corporations Act, notice of the time and place of a meeting of shareholders and a copy of the documents referred to in Subsection 87(5) and Section 100 shall be sent not less than ten (10) days nor more than fifty (50) days before the meeting:

     (a) to each shareholder entitled to vote at the meeting;
     (b) to each director; and
     (c) to the auditor, if any.

2.   RIGHT TO DISSENT

     The holders of shares of a series shall not be entitled to vote separately as a class or series upon a proposal to amend the Articles of the Corporation to:

     (a) increase or decrease any maximum number of authorized shares of such class or series or increase any maximum number of authorized shares of a class or series, having rights or privileges equal or superior to the shares of such class or series;

     (b) effect an exchange, reclassification or cancellation of all or part of the shares of such class or series;

     (c) create a new class or series of shares equal or superior to the shares of such class or series.

3. The holders of shares of a class or of a series shall not as such be entitled to any pre-emptive rights under Section 27 of the Business Corporations Act.

4.   PLACE OF SHAREHOLDERS' MEETINGS

     Meetings of shareholders may be held at the registered office of the Corporation or at such other place in or outside the Province of New Brunswick as the directors may determine from time to time.

5.   PLACE OF SHAREHOLDERS' MEETINGS

     Meetings of shareholders of the Corporation may, as determined by the directors from time to time, be held at:

     (a) the registered office of the Corporation;

     (b) such other place in the Province of New Brunswick;

     (c) such other place in a province other than the Province of New Brunswick; or

     (d) such other place in any state in the United States of America.

                                     SCHEDULE  B


                         RESOLUTION OF THE BOARD OF DIRECTORS
                                          OF
                                 NORD PACIFIC LIMITED

RESOLVED:
1.   The existing By-laws of the Corporation be repealed effective; and
2.   The following be enacted as the By-laws of the Corporation effective

                                    BY-LAW NO. ONE
     A by-law relating generally to the regulation of the affairs of NORD PACIFIC LIMITED

     BE IT ENACTED AND IT IS HEREBY ENACTED as by-law Number One of NORD PACIFIC LIMITED (hereinafter called the "Corporation") as follows:

                                    INTERPRETATION
1. In this by-law and all other by-laws of the Corporation, unless the context otherwise specifies or requires:
     (a) "Act" means the Business Corporations Act, Statutes of New Brunswick, 1981, c. B-9.1, as from time to time amended, and every statute that may be substituted therefor and, in the case of such amendment or substitution, any reference in the by-laws of the Corporation shall be read as referring to the amended or substituted provisions thereof;
     (b) "Articles" means the articles, as from time to time amended, of the Corporation;
     (c) "by-law" means any by-law of the Corporation, from time to time in force and effect;
     (d) "unanimous shareholder agreement" means an agreement as described in subsection 99(2) of the Act made by the shareholders of the Corporation.
     (e) words importing the singular number only shall include the plural and vice versa; words importing the masculine gender shall include the feminine and neuter genders and vice versa; words importing persons shall include bodies corporate, corporations, companies, partnerships, syndicates, trusts and any number or aggregate of individuals.
     (f) the headings used in the by-laws are inserted for reference purposes only and are not to be considered or taken into account in construing the terms or provisions thereof or to be deemed in any way to clarify, modify or explain the effect of any such terms or provisions; and
     (g) all terms contained in the by-laws and which are defined in the Act shall have the meanings given to such terms in the Act.

                                  REGISTERED OFFICE
2. The Corporation may from time to time (i) by resolution of the board of directors change the location of the address of the registered office of the Corporation within the place specified in the Articles and (ii) by articles of amendment change the place in which its registered office is situated to another place within New Brunswick.

                                    CORPORATE SEAL
3. The Corporation may have one or more corporate seals which shall be such as the board of directors may by resolution from time to time adopt and change.

                                      DIRECTORS
4.   NUMBER AND POWERS
     The affairs of the Corporation shall be managed by a minimum of two (2) and no more than a maximum of twenty (20) directors. Subject to any unanimous shareholder agreement, the directors shall manage the business and affairs of the Corporation and may exercise all such powers and do all such acts and things as may be exercised or done by the Corporation and are not by the Act, the Articles, the by-laws, any special resolution of the Corporation, a unanimous shareholder agreement or by statute expressly directed or required to be done in some other manner.

5.   QUALIFICATION
     Every director shall be an individual nineteen (19) or more years of age and no one shall be a director who is of unsound mind and has been so found by a Court in Canada or elsewhere or who has the status of a bankrupt or who has been convicted of an offence under the Criminal Code (Canada) in connection with the promotion, formation or management of a corporation or involving fraud (unless three years have elapsed since the expiration of the period fixed for suspension of the passing of sentence without sentencing or since a fine was imposed, or unless the term of imprisonment and probation imposed, if any, was concluded, whichever is the latest, but the disability imposed hereby ceases upon a pardon being granted).

6.   TERM OF OFFICE
     A director's term of office shall be from the meeting at which he is elected or appointed until the annual meeting next following or until his successor is elected or appointed, or until, if earlier, he dies or resigns, or is removed or disqualified pursuant to the provisions of the Act.

7.   VACANCIES
     If the number of directors is increased, the resulting vacancies shall be filled at a meeting of shareholders duly called for that purpose. Notwithstanding the provisions of section 10 of these by-laws and subject to the provisions of the Act, if a vacancy should otherwise occur in the board, the remaining directors, if constituting a quorum, may appoint a qualified person to fill the vacancy for the remainder of the term. In the absence of a quorum, the remaining directors shall forthwith call a meeting of shareholders to fill the vacancy pursuant to subsection 69(2) of the Act. Where a vacancy or vacancies exist in the board, the remaining directors may exercise all of the powers of the board so long as a quorum remains in office.

8.   VACATION OF OFFICE
     The office of a director shall ipso facto be vacated if:
     (a)  he dies;
     (b) by notice in writing to the Corporation he resigns his office and such resignation, if not effective immediately, becomes effective in accordance with its terms;
     (c)  he is removed from office in accordance with section 67 of the Act; or
     (d)  he ceases to be qualified to be a director.

9.   DUTIES
     Every director and officer of the Corporation in exercising his powers and discharging his duties shall:
     (a) act honestly and in good faith with a view to the best interest of the Corporation; and
     (b) exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances.

10.  ELECTION AND REMOVAL
     Directors shall be elected by the shareholders by ordinary resolution in general meeting on a show of hands, unless a poll is demanded, and if a poll is demanded, such election shall be by ballot. All the directors then in office shall cease to hold office at the close of the meeting of shareholders at which directors are to be elected but, if qualified, are eligible for re-election.

     Subject to subsection 67(2) of the Act, the shareholders of the Corporation may by ordinary resolution at a special meeting remove any director before the expiration of his term of office and may, by a majority of the votes cast at the meeting, elect any person in his stead for the remainder of his term.

     Each shareholder entitled to vote at an election of directors has the right to cast a number of votes equal to the number of votes attached to the shares held by him multiplied by the number of directors to be elected, and he may cast all such votes in favour of one candidate or distribute them among the candidates in any manner.

     A separate vote of shareholders shall be taken with respect to each candidate nominated for director unless a resolution is passed unanimously permitting two or more persons to be elected by a single resolution.

     If a shareholder has voted for more than one candidate without specifying the distribution of his votes among the candidates, he shall be deemed to have distributed his votes equally among the candidates for whom he voted.

     If the number of candidates nominated for director exceeds the number of positions to be filled, the candidates who receive the least number of votes shall be eliminated until the number of candidates remaining equals the number of positions to be filled.

     A retiring director shall retain office until the adjournment or termination of the meeting at which his successor is elected unless such meeting was called for the purpose of removing him from office as a director, in which case the director so removed shall vacate office forthwith upon the passing of the resolution for his removal.

11.  VALIDATION
     All acts done at any meeting of the directors, or of any person or persons acting as a director or directors shall, notwithstanding that it be afterwards discovered that there was an irregularity in the election or appointment of any such director or directors or person or persons acting as aforesaid, or that there was a defect in his qualification, be as valid as if every such person or persons had been duly elected or appointed and were qualified to be directors.

                                MEETINGS OF DIRECTORS
12.  PLACE OF MEETINGS
     Meetings of the board may be held at the registered office of the Corporation or at such other place within or outside New Brunswick as the directors may from time to time determine, or as the person convening the meeting may specify in the notice of meeting.

13.  CALLING OF MEETINGS
     A meeting of the board of directors may be convened by the Chairman of the Board (if any), the President (if any) or any director at any time. The Secretary (if any) shall upon the direction of any of the foregoing convene a meeting of the board of directors.

14.  NOTICE
     Notice of the time and place for the holding of any such meeting shall be delivered, mailed, telegraphed, cabled or telefaxed to each director at his latest address as shown on the records of the Corporation not less than fove (5) days (exclusive of the day on which the notice is delivered, mailed, or telefaxed but inclusive of the day for which notice is given) before the date of the meeting; provided that meetings of the board of directors may be held at any time without notice if all the directors have waived notice.

     For the first meeting of the board of directors to be held immediately following the election of directors at an annual or special meeting of the shareholders, no notice of such meeting need be given to the newly elected or appointed director or directors in order for the meeting to be duly constituted, provided a quorum of the directors is present.

     A notice of a meeting of directors shall specify any matter referred to in subsection 73(2) of the Act that is to be dealt with at the meeting.

15.  WAIVER OF NOTICE
     Notice of any meeting of the board of directors or any irregularity in any meeting or in the notice thereof may be waived by any director in writing or by telefax addressed to the Corporation or in any other manner, and such waiver may be validly given either before or after the meeting to which such waiver relates. The attendance of a director at a meeting of directors is a waiver of notice of the meeting except where a director attends a meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called.

16.  PARTICIPATION BY TELEPHONE
     A director may participate in a meeting of directors or of a committee of directors (if any) by means of such telephone or other communication facilities as permit all persons participating in the meeting to hear each other, and any director participating in such meeting by such means is deemed to be present at that meeting.

17.  ADJOURNMENT
     Any meeting of the board of directors may be adjourned from time to time by the chairman of the meeting, with the consent of the meeting, to a fixed time and place and no notice of the time and place for the continuance of the adjourned meeting need be given to any director if the time and place of the adjourned meeting is given at the original meeting. Any adjourned meeting shall be duly constituted if held in accordance with the terms of the adjournment and a quorum is present thereat. The directors who formed a quorum at the original meeting are not required to form the quorum at the adjourned meeting. If there is no quorum present at the adjourned meeting, the original meeting shall be deemed to have terminated forthwith after its adjournment.

18.  QUORUM AND VOTING
     The quorum necessary for the transaction of business at meetings of the board shall be a majority of the directors. No business shall be transacted by the directors except at a meeting of the board at which a quorum is present. Questions arising at any meeting of the board of directors shall be decided by a majority of votes cast. In case of an equality of votes, the motion shall be declared lost. Where a corporation has only one director, that director may constitute the meeting.

19.  RESOLUTIONS IN LIEU OF MEETING
     A resolution signed by all the directors entitled to vote on that resolution at a meeting of the directors or a committee of directors (if any) shall be of the same force and effect as though passed at a regular meeting of the directors or the committee of directors (if any). A copy of every such resolution shall be kept with the minutes of the proceedings of the directors or committee of directors.

20.  REMUNERATION OF DIRECTORS
     Subject to the Articles or any unanimous shareholder agreement, the remuneration to be paid to the directors shall be such as the board of directors shall from time to time determine and such remuneration shall be in addition to the salary paid to any officer of the Corporation who is also a member of the board of directors. The directors may also by resolution award special remuneration to any director undertaking any special services on the Corporation's behalf other than the routine work ordinarily required of a director by the Corporation. The confirmation of any such resolution or resolutions by the shareholders shall not be required. The directors shall also be entitled to be paid their travelling and other expenses properly incurred by them in connection with the affairs of the Corporation.

21.  SUBMISSION OF CONTRACTS OR TRANSACTIONS TO SHAREHOLDERS FOR APPROVAL
     The board of directors in their discretion may submit any contract, act or transaction for approval, ratification or confirmation at any annual meeting of the shareholders or at any special meeting of the shareholders called for the purpose of considering the same and any contract, act or transaction that shall be approved, ratified or confirmed by resolution passed by a majority of the votes cast at any such meeting (unless any different or additional requirement is imposed by the Act or by the Corporation's Articles or any other by-law) shall be as valid and as binding upon the Corporation and upon all the shareholders as though it had been approved, ratified and/or confirmed by every shareholder of the Corporation.

22.  FOR THE PROTECTION OF DIRECTORS AND OFFICERS
     No director or officer for the time being of the Corporation shall be liable for the acts, receipts, neglects or defaults of any other director or officer or employee or for joining in any receipt or act for conformity or for any loss, damage or expense happening to the Corporation through the insufficiency or deficiency of title to any property acquired by the Corporation or for or on behalf of the Corporation or for the insufficiency or deficiency of any security in or upon which any of the moneys of or belonging to the Corporation shall be placed out or invested or for any loss or damage arising from the bankruptcy, insolvency or tortious act of any person, firm or corporation including any person, firm or corporation with whom or which any moneys, securities or effects shall be lodged or deposited or for any loss, conversion, misapplication or misappropriation of or any damage resulting from any dealings with any moneys, securities or other assets belonging to the Corporation or for any other loss, damage or misfortune whatever which may happen in the execution of the duties of his office or in relation thereto, unless the same shall happen by or through his failure to exercise the powers and to discharge the duties of his office honestly, in good faith with a view to the best interests of the Corporation, and in connection therewith to exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances, provided that nothing herein contained shall relieve a director or officer from the duty to act in accordance with the Act or regulations made thereunder or relieve him from liability for a breach thereof. The directors for the time being of the Corporation shall not be under any duty or responsibility in respect of any contract, act or transaction whether or not made, done or entered into in the name or on behalf of the Corporation, except such as shall have been submitted to and authorized or approved by the board of directors. If any director or officer of the Corporation shall be employed by or shall perform services for the Corporation, the fact of his being a shareholder, director or officer of the Corporation shall not disentitle such director or officer from receiving proper remuneration for such services.

23.  INDEMNITIES TO DIRECTORS AND OTHERS
     Subject to subsections 81(2) and (3) of the Act, except in respect of an action by or on behalf of the Corporation or Another Body Corporate (as hereinafter defined) to procure a judgment in its favour, the Corporation shall indemnify each director and officer of the Corporation and each former director and officer of the Corporation and each person who acts or acted at the Corporation's request as a director or officer of Another Body Corporate, and his heirs and legal representatives, against all costs, charges and expenses, including any amount paid to settle an action or satisfy a judgment, reasonably incurred by him in respect of any civil, criminal or administrative action or proceeding to which he is made a party by reason of being or having been a director or officer of the Corporation or Another Body Corporate, as the case may be, if

     (a) he acted honestly and in good faith with a view to the best interests of the Corporation; and
     (b) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, he has reasonable grounds for believing that his conduct was lawful.

     "Another Body Corporate" as used herein means a body corporate of which the Corporation is or was a shareholder or creditor.

24.  EMPLOYMENT OF DIRECTORS
     A director may hold office or a position of employment in the Corporation on such terms as to remuneration and otherwise as the board may determine. Any director who is a solicitor may be employed by the board as solicitor for the Corporation and as such shall be entitled to receive the usual remuneration for his services as solicitor.

                                      OFFICERS
25.  APPOINTMENT OF OFFICERS
     Subject to the Articles or any unanimous shareholder agreement, the board of directors, annually or as often as may be required, may elect from among themselves a Chairman of the Board and may appoint a President and a Secretary and, if deemed advisable, may also appoint one or more Vice-Presidents, a Secretary, a Treasurer and one or more Assistant Secretaries and/or one or more Assistant Treasurers. None of such officers, except the Chairman of the Board and the President, need be a director of the Corporation. Any two or more of such offices may be held by the same person. In case and whenever the same person holds the offices of Secretary and Treasurer he may, but need not be known as the Secretary-Treasurer. The board of directors may from time to time designate such other offices and appoint such other officers, employees and agents as it shall deem necessary who shall have such authority and shall perform such functions and duties, as may from time to time be prescribed by resolution of the board of directors.

26.  REMUNERATION AND REMOVAL OF OFFICERS
     Subject to the Articles or any unanimous shareholder agreement, the remuneration of all officers, employees and agents elected or appointed by the board of directors may be determined from time to time by resolution of the board of directors. The fact that any officer, employee or agent is a director or shareholder of the Corporation shall not disqualify him from receiving such remuneration as may be so determined. The board of directors may by resolution remove any officer, employee or agent at any time with or without cause.

27.  DUTIES OF OFFICERS MAY BE DELEGATED
     In case of the absence or inability or refusal to act of any officer of the Corporation or for any other reason that the board of directors may deem sufficient, the board may delegate all or any of the powers of such officer to any other officer or to any director for the time being.

28.  CHAIRMAN OF THE BOARD
     The Chairman of the Board (if any) shall, if present, preside at all meetings of the board of directors and of shareholders. He shall sign such contracts, documents or instruments in writing as require his signature and shall have such powers and duties as may from time to time be assigned to him by resolution of the board of directors.

29.  PRESIDENT
     The President (if any) shall be the chief executive officer of the Corporation and shall exercise general supervision over the business and affairs of the Corporation. In the absence of the Chairman of the Board (if any), the President shall, when present, preside at all meetings of the board of directors and shareholders; he shall sign such contracts, documents or instruments in writing as require his signature and shall have such other powers and shall perform such other duties as may from time to time be assigned to him by resolution of the board of directors or as are incident to his office.

30.  VICE-PRESIDENT
     The Vice-President (if any) or, if more than one, the Vice-Presidents in order of seniority, shall be vested with all the powers and shall perform all the duties of the President in the absence or inability or refusal to act of the President, provided, however, that a Vice-President who is not a director shall not preside as chairman at any meeting of shareholders. The Vice-President or, if more than one, the Vice-Presidents in order of seniority, shall sign such contracts, documents or instruments in writing as require his or their signatures and shall also have such other powers and duties as may from time to time be assigned to him or them by resolution of the board of directors.

31.  SECRETARY
     The Secretary (if any) shall give or cause to be given notices for all meetings of the board of directors, or committees thereof (if any) and of shareholders when directed to do so and shall have charge of the records referred to in section 18 of the Act (except the accounting records) and of the corporate seal or seals (if any). He shall sign such contracts, documents or instruments in writing as require his signature and shall have such other powers and duties as may from time to time be assigned to him by resolution of the board of directors or as are incident to his office.

32.  TREASURER
     Subject to the provisions of any resolution of the board of directors, the Treasurer (if any) shall have the care and custody of all the funds and securities of the Corporation and shall deposit the same in the name of the Corporation in such bank or banks or with such other depository or depositories as the board of directors may by resolution direct. He shall prepare, maintain and keep or cause to be kept adequate books of accounts and accounting records. He shall sign such contracts, documents or instruments in writing as require his signature and shall have such other powers and duties as may from time to time be assigned to him by resolution of the board of directors or as are incident to his office. He may be required to give such bond for the faithful performance of his duties as the board of directors in their uncontrolled discretion may require and no director shall be liable for failure to require any such bond or for the insufficiency of any such bond or for any loss by reason of the failure of the Corporation to receive any indemnity thereby provided.

33.  ASSISTANT SECRETARY AND ASSISTANT TREASURER
     The Assistant Secretary or, if more than one, the Assistant Secretaries in order of seniority, and the Assistant Treasurer or, if more than one, the Assistant Treasurers in order of seniority, shall respectively perform all the duties of the Secretary and Treasurer, respectively, in the absence or inability to act of the Secretary or Treasurer as the case may be. The Assistant Secretary or Assistant Secretaries, if more than one, and the Assistance Treasurer or Assistant Treasurers, if more than one, shall sign such contracts, documents or instruments in writing as require his or their signatures respectively and shall have such other powers and duties as may from time to time be assigned to them by resolution of the board of directors.

34.  MANAGING DIRECTOR
     The board of directors may from time to time appoint from their number a Managing Director and may delegate to him any of the powers of the board of directors except as provided in subsection 73(2) of the Act. The Managing Director shall conform to all lawful orders given to him by the board of directors of the Corporation and shall at all reasonable times give to the directors or any of them all information they may require regarding the affairs of the Corporation. Any agent or employee appointed by the Managing Director shall be subject to discharge by the board of directors.

35.  VACANCIES
     If the office of President, Vice-President, Secretary, Assistant Secretary, Treasurer, Assistant Treasurer, or any other office created by the directors pursuant to paragraph 25 hereof shall be or become vacant by reason of death, resignation or in any other manner whatsoever, the directors may appoint an officer to fill such vacancy.

36.  COMMITTEES
     The board of directors may from time to time appoint from their number one or more committees consisting of one or more individuals and delegate to such committee or committees any of the powers of the directors except as provided in subsection 73(2) of the Act. Unless otherwise ordered by the board, a committee of directors shall have power to fix its quorum, to elect its chairman and to regulate its proceedings.

                               MEETINGS OF SHAREHOLDERS
37.  ANNUAL MEETING
     Subject to compliance with Section 85 of the Act, the Annual Meeting of Shareholders of the Corporation shall be convened on such day in each year and at such time as the directors may, by resolution, determine.

38.  SPECIAL MEETINGS
     Other meetings of the shareholders may be convened by order of the Chairman of the Board, the President or a Vice-President who is a director or by the board of directors, to be held at such time and place as may be specified in such order.

     Special meetings of shareholders may also be called by written requisition to the directors signed by shareholders holding between them not less than ten percent of the outstanding shares of the capital stock of the Corporation entitled to vote thereat. Such requisition shall state the business to be transacted at the meeting and shall be sent to each director and the registered office of the Corporation.

     Except as otherwise provided in subsection 96(3) of the Act, it shall be the duty of the directors on receipt of such requisition, to cause the meeting to be called by the Secretary of the Corporation.

     If the directors do not, within twenty-one days after receiving such requisition call a meeting, any shareholder who signed the requisition may call the meeting.

39.  PLACE OF MEETINGS
     Meetings of shareholders of the Corporation shall be held at the registered office of the Corporation, at such other place in New Brunswick or at such other permitted place outside New Brunswick as provided in the Articles, as specified in the notice convening such meeting. Notwithstanding the foregoing, a meeting of shareholders may be held at any other place outside New Brunswick if all the shareholders entitled to vote at that meeting so agree, and a shareholder who attends a meeting of shareholders held outside New Brunswick is deemed to have so agreed except when he attends the meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully held.

40.  NOTICE
     Subject to the Articles or a unanimous shareholder agreement, a printed, written or typewritten notice stating the day, hour, place of meeting, the general nature of the business to be transacted and, if special business is to be transacted thereat, stating (i) the nature of that business in sufficient detail to permit the shareholder to form a reasoned judgment thereon, and (ii) the text of any special resolution to be submitted to the meeting, shall be sent to each person who is entitled to notice of such meeting and who on the record date for notice appears on the records of the Corporation or its transfer agent as a shareholder and to each director of the Corporation and the auditor of the Corporation, either personally or by sending such notice by prepaid mail not less than ten (10) clear days or more than fifty (50) clear days before the meeting. If such notice is sent by mail it shall be addressed to the latest address of each such person as shown in the records of the Corporation or its transfer agent, or if no address is shown therein, then to the last address of each such person known to the Secretary.

     The auditor of the Corporation, if any, is entitled to attend any meeting of shareholders of the Corporation and to receive all notices and other communications relating to any such meeting that a shareholder is entitled to receive.

41.  WAIVER OF NOTICE
     A meeting of shareholders may be held for any purpose at any date and time and, subject to subsection 84(2) of the Act, at any place without notice if all the shareholders entitled to notice of such meeting are present in person or represented by proxy at the meeting (except where a shareholder attends the meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called) or if all the shareholders entitled to notice of such meeting and not present in person nor represented by proxy thereat waive notice of the meeting. Notice of any meeting of shareholders or any irregularity in any such meeting or in the notice thereof may be waived by any shareholder, the duly appointed proxy of any shareholder, any directors or the auditor of the Corporation in writing, by telegram, cable or telex addressed to the Corporation or by any other manner, and any such waiver may be validly given either before or after the meeting to which such waiver relates.

42.  RECORD DATES
     The directors may by resolution fix in advance a date and time as the record date for the determination of shareholders (i) entitled to receive payment of a dividend, (ii) entitled to participate in a liquidation distribution, or (iii) for any other purpose except the right to receive notice of or to vote at a meeting of shareholders, but such record date shall not precede by more than fifty (50) days the particular action to be taken.

     The directors may by resolution also fix in advance the date and time as the record date for the determination of shareholders entitled to receive notice of a meeting of shareholders, but such record date shall not precede by more than fifty (50) days or by less than twenty-one (21) days the date on which the meeting is to be held.

     If no record date is fixed,
     a. the record date for the determination of the shareholders entitled to receive notice of a meeting of the shareholders shall be:
          (i) at the close of business on the day immediately preceding the day on which the notice is given; or
          (ii) if no notice is given, the day on which the meeting is held; and
     (b) the record date for the determination of shareholders for any purpose, other than that specified in subparagraph (a) above or to vote, shall be at the close of business on the day on which the directors pass the resolution relating thereto.

43.  VOTING
     Votes at meetings of the shareholders may be given either personally or by proxy. At every meeting at which he is entitled to vote, every shareholder present in person and every proxyholder shall have one (1) vote on a show of hands. Upon a poll at which he is entitled to vote, every shareholder present in person or by proxy shall (subject to the provisions, if any, of the Corporation's Articles) have one (1) vote for every share registered in his name.

     Voting at a meeting of shareholders shall be by show of hands except where a ballot is demanded by a shareholder entitled to vote at the meeting. A shareholder may demand a ballot either before or after any vote by show of hands. Questions shall be decided by a majority of votes cast. In case of an equality of votes, the motion shall be declared lost.

     At any meeting, unless a ballot is demanded, a declaration by the chairman of the meeting that a resolution has been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact without proof of the number or proportion of votes recorded in favour of or against the motion.

     In the absence of the Chairman of the Board, the President and every Vice-President who is a director, the shareholders present entitled to vote shall choose another director as chairman of the meeting and if no director is present or if all the directors present decline to take the chair, then the shareholders present shall choose one of their number to be chairman.

     If at any meeting a ballot is demanded on the election of a chairman or on the question of adjournment or termination, it shall be taken forthwith without adjournment. If a ballot is demanded on any other question or as to the election of directors, it shall be taken in such manner and either at once or later at the meeting or after adjournment as the chairman of the meeting directs. The result of a ballot shall be deemed to be the resolution of the meeting at which the ballot was demanded. A demand for a ballot may be withdrawn.

     Where a person holds shares as a personal representative, such person or his proxy is the person entitled to vote at all meetings of shareholders in respect of the shares so held by him.

     Where a person mortgages or hypothecates his shares, such person or his proxy is the person entitled to vote at all meetings of shareholders in respect of such shares unless, in the instrument creating the mortgage or hypothec, he has expressly empowered the person holding the mortgage or hypothec to vote in respect of such shares, in which case, subject to the Corporation's Articles, such holder or his proxy is the person entitled to vote in respect of the shares.

     Where two or more persons hold the same share or shares jointly, any one of such persons present at a meeting of shareholders has the right, in the absence of the other or others, to vote in respect of such share or shares, but if more than one of such persons are present or represented by proxy and vote, they shall vote together as one on the share or shares jointly held by them.

44.  PROXIES
A shareholder, including a shareholder that is a body corporate, entitled to vote at a meeting of shareholders may by means of a proxy appoint a proxyholder or one or more alternate proxyholders, who are not required to be shareholders, to attend and act at the meeting in the manner and to the extent authorized by the proxy and with the authority conferred by the proxy.

     An instrument appointing a proxy shall be in writing and shall be executed by the shareholder or his attorney authorized in writing or, if the shareholder is a body corporate, either under its seal or by an officer or attorney thereof, duly authorized. A proxy is valid only at the meeting in respect of which it is given or any adjournment thereof.

     Unless the Act requires another form, an instrument appointing a proxyholder may be in the following form:

     "The undersigned shareholder of _________________________________________
hereby appoints _________________________________ of _________________________
_______ or failing him, _______________________________________ of ___________
_____________________ as the nominee of the undersigned to attend and act for and on behalf of the undersigned at the __________________ meeting of the shareholders of the said Corporation to be held on the ______ day of _________ , 19__ , and at any adjournment thereof to the same extent and with the same power as if the undersigned were personally present at the said meeting or such adjournment thereof.

     Dated the _____ day of __________, 19___.

                              _______________________________________
                              Signature of Shareholder

NOTE:
This form of proxy must be signed by a shareholder or his attorney authorized in writing or, if the shareholder is a body corporate, either under its seal or by an officer or attorney thereof duly authorized.

45.  ADJOURNMENT
     The chairman of the meeting may with the consent of the meeting adjourn any meeting of shareholders from time to time to a fixed time and place. If a meeting of shareholders is adjourned less than thirty (30) days, it is not necessary to give notice of the adjourned meeting other than by announcement at the earliest meeting that is adjourned. If a meeting of shareholders is adjourned by one or more adjournments for an aggregate of thirty (30) days or more, notice of the adjourned meeting shall be given as for an original meeting.

     Any adjourned meeting shall be duly constituted if held in accordance with the terms of the adjournment and a quorum is present thereat. The persons who formed a quorum at the original meeting are not required to form a quorum at the adjourned meeting. If there is no quorum present at the adjourned meeting, the original meeting shall be deemed to have terminated forthwith after its adjournment. Any business may be brought before or dealt with at any adjourned meeting which might have been brought before or dealt with at the original meeting in accordance with the notice calling same.

46.  QUORUM
     Two shareholders entitled to vote at a meeting of the shareholders present in person or by proxy shall constitute a quorum.

47.  RESOLUTION IN LIEU OF MEETING
     A resolution in writing signed by all the shareholders entitled to vote on that resolution at a meeting of shareholders is as valid as if it had been passed at a meeting of the shareholders. A copy of every such resolution shall be kept with the minutes of the meetings of shareholders.

48.  PARTICIPATION BY TELEPHONE
     A shareholder of the Corporation or any other person entitled to attend a meeting of shareholders of the Corporation may participate in the meeting by means of telephone or other communication facilities that permit all persons participating in the meeting to hear each other, and a person participating in such a meeting by such means is deemed to be present at that meeting.

                                 SHARES AND TRANSFERS
49.  CERTIFICATES
     Share certificates (and the form of stock transfer power on the reverse side thereof) shall (subject to compliance with section 47 of the Act) be in such form and be signed by such director(s) or officer(s) as the board of directors may from time to time by resolution determine and such certificates shall be signed manually by at least one director or officer of the Corporation or by or on behalf of a registrar, transfer agent or branch transfer agent of the Corporation, and any additional signatures required on a share certificate may be printed or otherwise mechanically reproduced thereon. If a share certificate contains a printed or mechanically reproduced signature of a person, the Corporation may issue the share certificate notwithstanding that the person has ceased to be a director or an officer of the Corporation, and the share certificate is as valid as if he were a director or an officer at the date of issue.

50.  REGISTRAR AND TRANSFER AGENT
     The board of directors may from time to time by resolution appoint or remove one or more registrars and/or branch registrars (who may but need not be the same person) to keep the share register and/or one or more transfer agents and/or branch transfer agents (who may but need not be the same person) to keep the register of transfers, and (subject to section 48 of the Act) may provide for the registration of issues and the registration of transfers of the shares of the Corporation in one or more places and such registrars and/or branch registrars and/or transfer agents and/or branch transfer agents shall keep all necessary books and registers of the Corporation for the registration of the issuance and the registration of transfers of the shares of the Corporation for which they are so appointed. All certificates issued after any such appointment representing shares issued by the Corporation shall be countersigned by or on behalf of one of the said registrars and/or branch registrars and/or transfer agents and/or branch transfer agents, as the case may be.

51.  SURRENDER OF SHARE CERTIFICATES
     No transfer of a share issued by the Corporation shall be recorded or registered unless or until the certificate representing the share to be transferred has been surrendered and cancelled or, if no certificate has been issued by the Corporation in respect of such share, unless or until a duly executed share transfer power in respect thereof has been presented for registration.

52.  DEFACED, DESTROYED, STOLEN OR LOST CERTIFICATES
     If the defacement, destruction or apparent destruction, theft or other wrongful taking or loss of a share certificate is reported by the owner to the Corporation or to a registrar, branch registrar, transfer agent or branch transfer agent of the Corporation (hereinafter, in this paragraph, called the "Corporation's transfer agent") and such owner gives to the Corporation or the Corporation's transfer agent a written statement verified by oath or statutory declaration as to the defacement, destruction or apparent destruction, theft, or other wrongful taking or loss and the circumstances concerning the same, a request for the issuance of a new certificate to replace the one so defaced, destroyed, wrongfully taken or lost and a bond of a surety company (or other security approved by the board of directors) in such form as is approved by the board of directors or by the Chairman of the Board, the President, a Vice-President, the Secretary or the Treasurer of the Corporation, indemnifying the Corporation (and the Corporation's transfer agent, if any), against all loss, damage or expense, which the Corporation and/or the Corporation's transfer agent may suffer or be liable for by reason of the issuance of a new certificate to such shareholder, a new certificate may be issued in replacement of the one defaced, destroyed or apparently destroyed, stolen or otherwise wrongfully taken or lost, if such issuance is ordered and authorized by any one of the Chairman of the Board, the President, a Vice-President, the Secretary or the Treasurer of the Corporation or by resolution of the board of directors.

53.  TRANSFER OF SHARES
     Shares in the capital stock of the Corporation shall be transferable only on the share register of the Corporation, and no transfer of shares or fractions thereof is, until entry thereof has been duly made in the share register or in a branch share register of the Corporation, valid for any purpose whatsoever, save only as exhibiting the rights of the parties thereto towards each other.

                                      DIVIDENDS
54.  DECLARATION AND PAYMENT OF DIVIDENDS
     The directors may from time to time by resolution declare and the Corporation may pay dividends on its issued shares, subject to the provisions (if any) of the Corporation's Articles.

     The directors shall not declare and the Corporation shall not pay a dividend if there are reasonable grounds for believing that:
     (a) the Corporation is, or would after the payment be, unable to pay its liabilities as they become due; or
     (b) the realizable value of the Corporation's assets would thereby be less than the aggregate of its liabilities and stated capital of all classes.

     Subject to section 41 of the Act, the Corporation may pay a dividend in money or property or by issuing fully paid shares of the Corporation.

55.  RECEIPT OF DIVIDENDS BY JOINT SHAREHOLDERS
     In case two or more persons are registered as the joint holders of any securities of the Corporation, any one of such persons may give effectual receipts for all dividends and payments on account of dividends, principal, interest and/or redemption payments on redemption of securities (if any) subject to redemption in respect of such securities.

                     VOTING SECURITIES IN OTHER BODIES CORPORATE
56. All securities of any other body corporate carrying voting rights held from time to time by the Corporation may be voted at all meetings of shareholders, bondholders, debenture holders or holders of such securities, as the case may be, of such other body corporate and in such manner and by such person or persons as the directors of the Corporation shall from time to time determine and authorize by resolution. The duly authorized signing officers of the Corporation may also from time to time execute and deliver for and on behalf of the Corporation proxies and/or arrange for the issuance of voting certificates and/or other evidence of the right to vote in such names as they may determine without the necessity of a resolution or other action by the directors.

                                        NOTICE
57.  SERVICE
     Any notice or other document required to be given or sent by the Corporation to any shareholder, director or auditor of the Corporation shall be delivered personally or sent by prepaid mail or by telefax addressed to:

     (a) the shareholder at his latest address as shown on the records of the Corporation or its transfer agent; and
     (b) the director at his latest address as shown in the records of the Corporation or in the last notice filed under section 64 or 71 of the Act.

     With respect to every notice or other document sent by prepaid mail, it shall be sufficient to prove that the envelope or wrapper containing the notice or other document was properly addressed and put into a post office letter box.

     If the Corporation sends a notice or document to a shareholder and the notice or document is returned on three consecutive occasions because the shareholder cannot be found, the Corporation is not required to send any further notices or documents to the shareholder until he informs the Corporation in writing of his new address.

58.  SHARES REGISTERED IN MORE THAN ONE NAME
     All notices or other documents required to be sent to a shareholder by the Act, the regulations under the Act, the Articles or the by-laws of the Corporation shall, with respect to any shares in the capital of the Corporation registered in more than one name, be given to whichever of such persons is named first in the records of the Corporation and any notice or other document so given shall be sufficient notice or delivery of such document to all the holders of such shares.

59.  PERSONS BECOMING ENTITLED BY OPERATION OF LAW
     Every person who by operation of law, transfer or by any other means whatsoever shall become entitled to any shares in the capital of the Corporation shall be bound by every notice or other document in respect of such shares which prior to his name and address being entered on the records of the Corporation shall have been duly given to the person or persons from whom he derives his title to such shares.

60.  DECEASED SHAREHOLDER
     Any notice or other document delivered or sent by post or left at the address of any shareholder as the same appears in the records of the Corporation shall, notwithstanding that such shareholder be then deceased and whether or not the Corporation has notice of his decease, be deemed to have been duly served in respect of the shares held by such shareholder (whether held solely or with other persons) until some other person be entered in his stead in the records of the Corporation as the holder or one of the holders thereof and such service shall for all purposes be deemed a sufficient service of such notice or other document on his heirs, executors or administrators and all persons (if any) interested with him in such shares.

61.  SIGNATURES TO NOTICES
     The signature of any director or officer of the Corporation to any notice may be written, stamped, typewritten or printed or partly written, stamped, typewritten or printed.

62.  COMPUTATION OF TIME
     Where a given number of days' notice or notice extending over any period is required to be given under any provisions of the Articles or by-laws of the Corporation, the day of service or posting of the notice shall, unless it is otherwise provided, be counted in such number of days or other period and such notice shall be deemed to have been given or sent on the day of service or posting.

63.  PROOF OF SERVICE
     A certificate of any officer of the Corporation in office at the time of the making of the certificate or of a transfer officer of any transfer agent or branch transfer agent of shares of any class of the Corporation as to facts in relation to the mailing or delivery or service of any notice or other documents to any shareholder, director, officer or auditor or publication of any notice or other document shall be conclusive evidence thereof and shall be binding on every shareholder, director, officer or auditor of the Corporation, as the case may be.

                             CHEQUES, DRAFTS, NOTES, ETC.
64. All cheques, drafts or orders for the payment of money and all notes, acceptances and bills of exchange shall be signed by such officer or officers or other person or persons, whether or not officers of the Corporation, and in such manner as the board of directors may from time to time designate by resolution.


                                CUSTODY OF SECURITIES
65. All securities (including warrants) owned by the Corporation shall be lodged (in the name of the Corporation) with a chartered bank or a trust company or in a safety deposit box, or, if so authorized by resolution of the board of directors, with such other depositories or in such other manner as may be determined from time to time by the board of directors.

     All securities (including warrants) belonging to the Corporation may be issued and held in the name of a nominee or nominees of the Corporation (and if issued or held in the names of more than one nominee shall be held in the names of the nominees jointly with right of survivorship ) and shall be endorsed in blank with endorsement guaranteed in order to enable transfer thereof to be completed and registration thereof to be effected.

                             EXECUTION OF CONTRACTS, ETC.
66. Contracts, documents or instruments in writing requiring the signature of the Corporation may be signed by any one of the officers. All contracts, documents or instruments in writing so signed shall be binding upon the Corporation without any further authorization or formality. The board of directors is authorized from time to time by resolution to appoint any officer or officers or any other person or persons on behalf of the Corporation either to sign contracts, documents or instruments in writing generally or to sign specific contracts, documents or instruments in writing. Where the Corporation has only one director and officer being the same person, that person may sign all such contracts, documents or other written instruments.

     The corporate seal (if any) may, when required, be affixed to contracts, documents or instruments in writing signed as aforesaid by one of the persons so signing.

     The term "contracts, documents or instruments in writing" as used in this by-law shall include deeds, mortgages, hypothecs, charges, conveyances, transfers and assignments of property, real or personal, immoveable or moveable, agreements, releases, receipts and discharges for the payment of money or other obligations, conveyances, transfers and assignments of shares, warrants, bonds, debentures or other securities and all paper writings.

     In particular, without limiting the generality of the foregoing, any two of the officers are hereby authorized to sell, assign, transfer, exchange, convert or convey all shares, bonds, debentures, rights, warrants or other securities owned by or registered in the name of the Corporation and to sign and execute (under the seal of the Corporation or otherwise) all assignments, transfers, conveyances, powers of attorney and other instruments that may be necessary for the purpose of selling, assigning, transferring, exchanging, converting or conveying or enforcing or exercising any voting rights in respect of any such shares, bonds, debentures, rights, warrants or other securities. Where the Corporation has only one director and officer, being the same person, that person may perform the functions and exercise the powers herein contained.

                                     FISCAL YEAR
67. The financial year of the Corporation shall terminate on a date to be determined by the directors and thereafter on the anniversary date thereof in each year, until changed by resolution of the directors.


                         ***********************************

ENACTMENT

     RESOLVED that the foregoing by-law is made a by-law of the Corporation as of and effective from the ______ day of ______________, 1998.

     The board of directors signs the foregoing resolution pursuant to the Business Corporations Act (New Brunswick).


          DATED as of and effective from the _______ day of __________________, 1998.


                    ______________________________


                    ______________________________


                    ______________________________


                    _____________________________


                    ______________________________


                    ______________________________


                    ______________________________


                    ______________________________

                        RESOLUTIONS OF THE BOARD OF DIRECTORS
                               OF NORD PACIFIC LIMITED

RESOLVED:
     That the following By-Law be enacted:

                                    BY-LAW NO. TWO
     A by-law relating generally to the borrowing of money and giving security by NORD PACIFIC LIMITED

     BE IT ENACTED AND IT IS HEREBY ENACTED as by-law Number Two of * (hereinafter called the "Corporation") as follows:

     The Directors of the Corporation are hereby authorized from time to time:
     (a) to borrow money upon the credit of the Corporation in such amounts and on such terms as may be deemed expedient by obtaining loans or advances or by way of overdraft or otherwise;
     (b) to issue, reissue, sell or pledge debt obligations of the Corporation for such sums and at such prices as may be deemed expedient;
     (c) to give a guarantee on behalf of the Corporation to secure performance of an obligation of any person;
     (d) to mortgage, hypothecate, pledge or otherwise create a security interest in all or any property, of the Corporation, owned or subsequently acquired, to secure any debt obligation of the Corporation; and
     (e) to delegate to such Officer(s), Director(s) or committee of Directors of the Corporation as the Directors may designate all or any of the foregoing powers to such extent and such manner as the Directors may determine.



RESOLVED:
     That the Seal, an impression of which appears hereunder, be and the same is hereby approved and adopted.


RESOLVED:
     That the location of the registered office of the Corporation be and the same is hereby fixed until changed at


RESOLVED:
     That the following persons be and the same are hereby elected or appointed officers of the Corporation to hold the office set after the name of each respectively:


RESOLVED:
     That the following corporate records are hereby adopted for use of the
Corporation:
     (a)  articles and by-laws;
     (b)  minutes of meetings and resolutions of shareholders and directors;
     (c)  directors register;
     (d)  shareholders register;

     (e)  shareholders transfer register; and
     (f)  shareholders ledger.


     Each and every of the foregoing resolutions is hereby consented to by all the directors of NORD PACIFIC LIMITED pursuant to section 75(1) of the Business Corporations Act (New Brunswick) this ______ day of __________________, 1998.

                                   UNITED STATES

                         SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549


                                      FORM 8-K


     Current Report Pursuant to Section 13 or 15 (d) of the Securities and
                               Exchange Act of 1934



                           Date of Report: April 27, 1998

                                NORD PACIFIC LIMITED
                                --------------------
               (Exact name of registrant as specified in its charter)

          Bermuda                     000-19182                       N/A
          -------                     ---------                       ---
      (State or other              (Commission File            (IRS Employer
      jurisdiction of                   Number)                Identification
      incorporation or                                             Number)
      organization)

                                  22 Church Street
                               Hamilton HE 11 Bermuda               N/A
                               ----------------------            ----------
                                (Address of Principal             (Zip Code)
                                 executive offices)

        Registrant's telephone number, including area code:  (441) 282-2363

                                        N/A
                                        ---
               (Former name, former address, and former fiscal year,
                           if changed since last report)

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     (a) On April 27, 1998, with the approval of the audit committee, Nord Pacific Limited (the "Company") terminated its relationship with Deloitte & Touche ("D&T"), independent certified public accountants.

     The reports of D&T for the years ended December 31, 1997 and 1996, contained no adverse opinions, disclaimers of opinion or qualified or modified opinions as to uncertainty, audit scope or accounting principals.

     During the two year period ended December 31, 1997, and the interim period from that date to April 27, 1998, there were no disagreements with D&T on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of D&T, would have caused it to make reference in connection with its report to the subject matter of the disagreement.

     The Company requested D&T furnish it with a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether D&T agrees with the above statements. A copy of the letter of D&T to the SEC dated April 28, 1998, is filed as Exhibit 10.47 hereto.

     (b) The Company has commenced discussions with potential auditors and anticipates the appointment of new auditors in the near future.



ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits required to be filed by Item 601 of Regulation S-K



Item No.                         Descripition
--------                         ------------
10.47              Letter from D&T to the Securities and Exchange Commission, dated April 28, 1998.

                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NORD PACIFIC LIMITED

                                         /s/ Ray W. Jenner
Date:  April 30, 1998                   -------------------
                                           Ray W. Jenner
                                        Chief Financial Officer

April 28, 1998

Securities and Exchange Commission
Mail Stop 9-5
450 5th Street, N.W.
Washington, D.C.  20549

Dear Sirs/Madams:

We have read and agree with the comments in the first, second, third and fourth paragraphs of Item 4(a) of Form 8-K of Nord Pacific Limited dated April 27, 1998. We have no basis to agree or disagree with Item 4(b).


Yours truly,



DELOITTE & TOUCHE

                                    UNITED STATES

                         SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549


                                      FORM 8-K


 Current Report Pursuant to Section 13 or 15 (d) of the Securities and Exchange
                                    Act of 1934



                            Date of Report: May 11, 1998

                                NORD PACIFIC LIMITED
               (Exact name of registrant as specified in its charter)

             Bermuda                    000-19182              N/A
          --------------              -------------         ---------
          (State or other           (Commission File      (IRS Employer
         jurisdiction of               Number)          Identification
         incorporation or                                    Number)
          organization)


                               22 Church Street
                            Hamilton HE 11 Bermuda               N/A
                          --------------------------          ---------
                  Address of Principal executive offices)     (Zip Code)


         Registrant's telephone number, including area code:  (441) 282-2363

                                         N/A
                                      ---------
(Former name, former address, and former fiscal year, if changed since last report)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


        (b) On May 8, 1998 Nord Pacific Limited (the "Company") engaged KPMG Peat Marwick LLP, Independent Certified Public Accountants, as its principal accountant to audit the Company's financial statements.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits required to be filed by Item 6.01 of Regulation S-K

            None

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NORD PACIFIC LIMITED

                                            /s/ Ray W. Jenner
                                            -----------------
Date:  May 11, 1998                            Ray W. Jenner
                                         Chief Financial Officer

May 13, 1998

Ontario Securities Commission
Toronto, ON M5H 358

Ladies and Gentlemen:

On May 8, 1998, we were appointed as principal accountants for Nord Pacific Limited. We have read Nord Pacific Limited's statements included under Item 4 of its Form 8-K dated May 11, 1998 and we agree with such statements.

Very truly yours,

KPMG Peat Marwick LLP

NORD PACIFIC LIMITED
201 Third Street, NW - Suite 1750
Albuquerque, New Mexico 87102

PROXY CARD


                                NORD PACIFIC LIMITED
            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
           PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS ON JUNE 25, 1998

     The undersigned hereby appoints Edgar F. Cruft and Ray W. Jenner, or either of them, attorneys and proxies with full power of substitution in each of them, in the name, place and stead of the undersigned to vote as proxy all the stock of the undersigned in Nord Pacific Limited.

     The close of business on May 1, 1998 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting and any adjournment thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR ALL THE PROPOSALS IF NO INSTRUCTION TO THE CONTRARY IS INDICATED OR IF NO INSTRUCTION IS GIVEN.

(To be Signed on Reverse Side)

----------------------------------------

/X/  Please mark your
votes as in this
example.

1.   Election of Nominees     For  Against   Nominees:

                              \ \       \ \  W. Pierce Carson
                              \ \       \ \  Edgar F. Cruft
                              \ \       \ \  Michel J. Drew
                              \ \       \ \  Ray W. Jenner
                              \ \       \ \  Terence H. Lang
                              \ \       \ \  Leonard Lichter
                              \ \       \ \  Lucile Lansing
                              \ \       \ \  John B. Roberts

For, except vote withheld from the following nominee(s):

----------------------------------------

2. To consider and act upon a proposal to discontinue from Bermuda and continue in the Province of New Brunswick, Canada. - FOR - AGAINST - ABSTAIN

3. To consider and act upon a proposal to approve share options. - FOR - AGAINST - ABSTAIN

4. To ratify the appointment of independent auditors and authorize the Board to set their compensation. - FOR - AGAINST - ABSTAIN

5.   This transaction of such other business as may come before the meeting.

     YOUR PROXY IS IMPORTANT TO ASSURE A QUORUM AT THE MEETING. WHETHER OR NOT YOU EXPECT TO BE PRESENT, YOU ARE REQUESTED TO MARK, DATE, SIGN AND MAIL THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE WHICH HAS BEEN PROVIDED FOR THAT PURPOSE. THE PROXY MAY BE REVOKED BY YOU AT ANY TIME BEFORE IT IS EXERCISED, AND THE GIVING OF YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

SIGNATURES_______________________________________________DATE_____________

Note: Please sign exactly as your name appears hereon. Executors, administrators, trustees, etc., should so indicate when signing, giving full title as such. If signer is a corporation, execute in full corporate name by authorized officer. If shares held in the name of two or more persons all should sign.